UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
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loanDepot, Inc.
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Dear Fellow Shareholders,

The past two years have been a period of profound challenges for the mortgage and broader housing markets. After the historically high levels of demand in 2020 and 2021, fueled by ultra-low interest rates, the number of home sales and mortgage originations fell sharply in 2022 and again in 2023 to levels last seen in the early 1990s.

During this current cycle, market participants have grappled with the impacts of higher financing costs, significant home price appreciation, and the depressive impact of inflation on household incomes. These factors combined to create affordability challenges for most potential homebuyers. In addition, market activity was constricted by structural imbalances in supply and demand as well as the “lock in” effect, whereby the ultra-low mortgage rates of 2020 and 2021 resulted in most homeowners having very little incentive to sell or refinance their homes.

To address these challenges, our management team, in consultation with our Board, crafted and launched our Vision 2025 strategic plan in July 2022. Vision 2025 provides a focused, transparent, and actionable roadmap to tackle the present market contraction and, importantly, to build the foundation and growth vectors that we believe will generate sustainable long-term shareholder value creation.

Vision 2025 is comprised of the following four major strategic pillars:

1.Transforming the company’s originations business to drive purchase transactions with an expanded emphasis on purpose-driven lending and first-time homebuyers.

2.Investing in profitable growth-generating initiatives including our direct to consumer, builder, and servicing businesses and launching innovative new solutions that form the foundation of a lifecycle relationship with first-time home buyers and owners.

3.Reducing complexity and simplifying our organizational structure with an emphasis on driving client engagement, quality, automation, and operating leverage.

4.Aggressively right sizing loanDepot’s cost structure to be in line with current market realities while investing in our long-term goal of becoming the lowest cost, highest quality producer.

We made significant progress against each of these pillars since we launched Vision 2025 almost two years ago. During 2023, we accelerated our efforts by taking aggressive actions to effectively blunt the near-term impacts of lower market volumes while importantly, positioning loanDepot to capitalize on longer-term opportunities inherent in shifts in homebuyer demographics, advancements in technology and tools, and process and platform optimization.

While overall market unit volumes for originations fell about 27% in 2023,1 our total revenues were down 22% year-over-year, driven by a continued contraction in market activity, as well as our exit from the wholesale channel in late 2022. The percentage of our origination volumes from purchase money transactions increased to over 70% for 2023, significantly up from historical levels and in line with our Vision 2025 targets.

Importantly, we exited 2023 with positive top-line momentum as revenues grew 35% in the fourth quarter of 2023 compared to the fourth quarter of 2022, boosted by higher margins, pull through weighted lock volumes and servicing income.

As we look to the future, we expect to continue to reorient our mortgage origination footprint and other services around purpose-driven lending and related solutions to better serve the increasingly diverse communities of first-time home buyers. Over time, we believe a laser focus on serving first-time
1 Based on data published by the Mortgage Bankers Association buyers will enable loanDepot to build relationships with customers for life, paving the way for the company to become a “partner of choice” for future lending and other home-related transactions.

To support our expanded emphasis on purpose-driven lending, we offer one of the deepest product sets in the industry. Recently, we launched our new nation-wide accessZERO program, providing down payment assistance to create a more flexible and accessible path to homeownership. Our focus on better serving the unique needs of diverse and under-represented communities is supported by our long-standing commitment to recruiting, training and retaining a multicultural and multilingual team of mortgage professionals. In this regard, we were recently recognized as a “Diversity Leader” by National Mortgage Professional Magazine.

We ended 2023 with a half-a-million-unit strong mortgage servicing portfolio with assets under management of $145 billion, up from $141 billion at the end of 2022. Strategically, we believe that growing this high-performing asset will provide reliable, long-term earnings through a variety of cycles, as well as give us the ability to maintain direct engagement with our customers over the life of their loan.

To fund reinvestment in our revenue generating solutions, critical platforms, and our people, as well as support a return to profitability, we continued to aggressively reset the company’s operations and reduce costs throughout 2023. We lowered our total expenses by 36%, which contributed to a significantly lower net loss of $236 million in 2023, down 61% from 2022’s net loss of $610 million. Our adjusted net loss decreased 69%, falling from $458 million in 2022 to $142 million in 20232. As we exited 2023, we had cost productivity programs in flight that we expect to yield an additional $120 million in annualized run-rate benefits in 2024.

While there has been, appropriately, a significant and urgent focus on cost and operational productivity, during 2023 we also greatly improved our quality and delivery metrics, enhanced our digital capabilities, and implemented important process and platform improvements. These foundational elements are expected to benefit the company as the market recovers, and we actively pursue our vision for longer-term differentiation, growth, and top quartile operating performance.

We believe loanDepot is entering 2024 with a more durable revenue model built around a strong multi-channel origination business and an efficient, high-quality servicing platform that underpins our strategy to become a trusted partner for the entire homeownership journey. We have a great team focused on investing in new growth-generating initiatives and capturing positive operating leverage from a more efficient, scalable organization. These factors inform our conviction that we are positioned to achieve our goal of returning to profitability as the market emerges from its current trough levels.

This year, I want to dedicate this letter to the more than 4,300 associates that make up Team loanDepot. It is their support, resilience, and commitment that will ultimately secure our long-term success. As we progress in 2024, Vision 2025 remains our roadmap for successfully navigating current market challenges and emerging as a more valuable company for our shareholders, customers, employees, and communities.

Sincerely,
Frank Martell
2 See “Appendix A: Reconciliation of GAAP to Non-GAAP Financial Measures” for a discussion of Non-GAAP Financial Measures and a reconciliation of these metrics to their closest GAAP measure.

loanDepot, Inc.
6561 Irvine Center Drive
Irvine, California 92618
Notice of Annual Meeting of Stockholders
Meeting Date: June 6, 2024
Time: 9:00 a.m., Pacific Time
Location: www.virtualshareholdermeeting.com/LDI2024 access begins at 8:45 a.m., Pacific Time

ITEMS OF BUSINESS

1.To elect the two (2) Class III director nominees named in this proxy statement;
2.To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024;
3.To approve, on a non-binding, advisory basis, the compensation of our named executive officers; and
4.To consider such other business as may properly come before the meeting.

IMPORTANT MEETING INFORMATION
The board of directors has fixed the close of business on April 15, 2024 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any postponement or adjournment thereof.
We will furnish our proxy materials over the Internet as permitted by the rules of the U.S. Securities and Exchange Commission. As a result, we are sending to certain of our stockholders a Notice of Internet Availability of Proxy Materials rather than a full paper set of the proxy materials. Such notice contains instructions on how to access our proxy materials on the Internet, as well as instructions on how stockholders may obtain a paper copy of the proxy materials. This process will reduce the costs associated with printing and distributing our proxy materials. We first began sending our stockholders a Notice Regarding the Internet Availability of Proxy Materials, and made our proxy materials available, on or about April 19, 2024.
Prior to the meeting, questions can be submitted at www.proxyvote.com. During the meeting questions can only be submitted in the question box provided at www.virtualshareholdermeeting.com/LDI2024.
Your vote is important. We encourage you to vote by proxy in advance of the meeting, whether or not you plan to attend the meeting. The Notice of Internet Availability of Proxy Materials includes instructions on how to vote, including by Internet and telephone. If you hold your shares through a brokerage firm, bank, broker-dealer or other similar organization, please follow their instructions.
By Order of the Board of Directors,
Gregory Smallwood
Chief Legal Officer and Corporate Secretary
Irvine, CA
April 19, 2024
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 6, 2024
The Proxy Statement and the Company’s Annual Report are available at www.proxyvote.com.

We encourage you to read our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and the sections captioned “Risk Factors” and “Special Note Regarding Forward-Looking Statements” for a description of the substantial risks and uncertainties related to the forward-looking statements included herein. Although we refer to our website in this proxy statement, the contents of our website are not included or incorporated by reference into this proxy statement. All references to our website in this proxy statement are intended to be inactive textual references only.

i

Proxy Statement
2024 Annual Meeting of Stockholders
to be held on June 6, 2024
General Information
loanDepot, Inc. is providing this proxy statement to you in connection with the solicitation of proxies by the board of directors (the “Board”) for our 2024 Annual Meeting of Stockholders to be held on Thursday, June 6, 2024, at 9:00 a.m. (Pacific Time) at www.virtualshareholdermeeting.com/LDI2024, and any adjournment or postponement of that meeting (the “Annual Meeting”). As a stockholder, you are invited to attend the Annual Meeting and are entitled and encouraged to vote on the proposals described in this proxy statement. On or about April 19, 2024, we mailed our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy statement and our 2023 Annual Report on Form 10-K. References to “loanDepot, Inc.” “loanDepot.com,” “Company,” “company,” “we,” “us,” or “our” refer to loanDepot, Inc.
The following is a summary of proposals to be voted on at the Annual Meeting. This is only a summary and it may not contain all of the information that is important to you. For more complete information, please review this proxy statement as well as our 2023 Annual Report on Form 10-K.
There are three (3) proposals to be voted on at the Annual Meeting:
1.To elect the two (2) Class III director nominees named in this proxy statement.
The Board has nominated two (2) Class III directors for election at the Annual Meeting to hold office until the 2027 annual meeting and until their successors are duly elected and qualified or until their earlier resignation, retirement, disqualification, death or removal. Information regarding the nominees can be found beginning on page 5. The Board recommends that you vote “FOR” each of the Class III director nominees.
2.To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.
The Audit Committee has appointed, and stockholders are being asked to ratify the appointment of, Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm for fiscal year 2024. Information regarding fees paid to and services rendered by EY can be found beginning on page 47. The Board recommends that you vote “FOR” Proposal 2.
3.To approve, on a non-binding, advisory basis, the compensation of our named executive officers.
We are asking stockholders to approve, on a non-binding, advisory basis, the compensation of our named executive officers. The Board and Compensation Committee are committed to executive compensation programs that align the interests of our executives with those of our stockholders. Information regarding our programs can be found beginning on page 25. The Board recommends that you vote “FOR” Proposal 3.

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Proposal 1: Election of Class III Directors
Classified Board
Our Board consists of nine directors, divided into three classes, each serving staggered, three-year terms as follows:
•Our Class III directors are John Dorman, Brian Golson and Anthony Hsieh, and Messrs. Golson and Hsieh are standing for re-election at this Annual Meeting.
•Our Class I directors are John Lee, Dawn Lepore and Frank Martell, and their terms will expire at our annual meeting of stockholders in 2025.
•Our Class II directors are Andrew Dodson, Steven Ozonian and Pamela Patenaude, and their terms will expire at our annual meeting of stockholders in 2026.
As a result, only one class of directors will be elected at each annual meeting of stockholders, with the other classes continuing for the remainder of their respective terms.

Mr. Dorman has not been re-nominated for re-election to the Board at the Annual Meeting. The Board and the Company are grateful for his contributions and his past service on the Board. Immediately following the Annual Meeting, the number of directors of the Board will automatically be decreased from nine (9) to eight (8) members pursuant to previously adopted resolutions of the Board.
Stockholders Agreement
We are party to a stockholders agreement (as described below under “Related Party Transactions”) with the Hsieh Stockholders (as defined below) and the Parthenon Stockholders (as defined below) and whereby, among other things, the parties agreed to certain matters relating to the Company’s corporate governance (as amended and/or restated from time to time, the “Stockholders Agreement”). Pursuant to the Stockholders Agreement, both the Hsieh Stockholders and the Parthenon Stockholders initially have the right to designate two directors to serve on the Board. The Hsieh Stockholders designated Anthony Hsieh and John Lee for nomination and service (subject to the Board’s fiduciary duty) as Class III and Class I directors, respectively, and the Parthenon Stockholders designated Brian Golson and Andrew Dodson for nomination and service (subject to the Board’s fiduciary duty) as Class III and Class II directors, respectively.
In addition, the Stockholders Agreement provides that Mr. Hsieh will serve as Chairman of the Board. For additional details, please see “Related Party Transactions.”
Cooperation Agreement
We are also party to a settlement and cooperation agreement (as described below under “Related Party Transactions”) with the Hsieh Stockholders, pursuant to which, among other things, subject to the Board’s fiduciary duties, Steven Ozonian was appointed to our Board in April 2023 and re-elected at the 2023 Annual Meeting. For additional details, please see “Related Party Transactions.”

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Proposal 1: Election of Class III Directors
The Board of Directors Skills and Qualifications
Our Board consists of world-class directors with the diversity of skills, experience, ethnicity, and gender necessary to provide exceptional leadership for loanDepot. The selection criteria for our directors include:
•professional and personal ethics and values consistent with our values and standards;
•independence and lack of conflicts of interest;
•broad policy-making experience in business, government, technology, or public service;
•sufficient time to devote to the Board and our Company;
•diversity of race/ethnicity, gender, background, and experience; and
•experience as an investor with a commitment to enhancing stockholder value and representation of the interests across our stockholder base.
The Board believes that a balance of the following skill sets and qualifications is key to aligning decision making, risk oversight, innovation and financial performance with our business strategy and to contributing to the effective oversight of loanDepot.
•Executive Leadership: Experience in executive positions with effective oversight of management.
•Public Company Governance: Experience on other public company boards to enable our Board to develop leading corporate governance practices.
•Entrepreneurial Development and Strategy: Experience with starting and running new businesses focusing on innovation and growth.
•Financial and Audit: Experience in accounting and audit functions and the ability to analyze financial statements and oversee budgets to support the Board’s oversight of our financial reporting and functions.
•Real Estate Industry Experience: Experience at the executive level in the real-estate sector that enhances our Board’s ability to foresee changes and opportunities in a potentially volatile market.
•Specific Mortgage and Lending Experience: Specific real estate industry experience in the mortgage and lending sector that enhances our Board’s ability to oversee management in a highly regulated and cyclical industry.
•Technology, Cyber and Innovation: Experience in researching or developing leading-edge technologies to drive positive customer experience and facilitate efficiencies.
•Risk and Compliance: Experience identifying, mitigating, and managing risk to provide vital customer and stockholder protection.
•Human Capital Management: Experience in human resources management in large organizations to inform the Board’s oversight of succession planning, executive compensation, effective talent development, and gender and racial diversity.
•Legal, Regulatory and Public Policy: Experience in setting and analyzing public policy in heavily regulated sectors.
•Sustainability/Corporate Responsibility: Experience in advocating for gender and racial equality, human rights and effective corporate citizenship to achieve greater social justice, diversity and inclusivity.

3

Proposal 1: Election of Class III Directors
Our Board selected the nominees based on their diverse set of backgrounds, skills, and experiences, which align with our business strategy and contribute to the effective oversight of loanDepot. We are pleased to report that 50% of our directors are diverse identifying as women or as members from traditionally under-represented communities.
The following table includes a summary of the experience, qualifications, attributes and skills of the directors who are standing for re-election and will continue to serve on the Board following the Annual Meeting.

	Andrew Dodson	Brian Golson	Anthony Hsieh	John Lee	Dawn Lepore	Frank Martell	Steven Ozonian	Pamela Patenaude
Experience
Executive Leadership	X	X	X	X	X	X	X	X
Public Company Governance					X	X	X	X
Entrepreneurial Development and Strategy	X	X	X	X	X	X	X
Financial and Audit	X	X		X	X	X	X	X
Real Estate Industry			X			X	X	X
Specific Mortgage and Lending Experience	X	X	X	X		X	X	X
Technology, Cyber and Innovation	X	X	X	X	X	X	X
Risk and Compliance				X	X	X		X
Human Capital Management		X		X	X	X	X	X
Legal, Regulatory, Public Policy		X				X		X
Sustainability/Corporate Responsibility			X		X	X		X

Independent					X		X	X
Tenure	3 years	3 years	3 years	2 years	3 years	2 years	1 year	3 years
Personal
Number of other Public Company Boards					1	1	1	1
Gender	M	M	M	M	F	M	M	F
Member of Traditionally Under-Represented Communities			X	X
Nominees
The Board has nominated Brian Golson and Anthony Hsieh for re-election as Class III directors at the Annual Meeting to hold office until the annual meeting of stockholders to be held in 2027 and until his or her successor is duly elected and qualified, or his earlier death, resignation, or removal. The persons named as proxy holders will vote to elect each of these nominees unless a stockholder indicates that his shares should be withheld with respect to one or more of such nominees.
Should any of the nominees become unable to serve for any reason prior to the Annual Meeting, subject to the terms of the Stockholders Agreement and the Cooperation Agreement, the Board may designate a substitute nominee, in which event the proxy holders will vote for the election of such

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Proposal 1: Election of Class III Directors
substitute nominee, or may reduce the number of directors on the Board. See “Related Party Transactions” for additional information regarding the Stockholders Agreement and the Cooperation Agreement.
In determining that each director should be nominated for re-election, our board considered his or her service, business experience, prior directorships, qualifications, attributes and skills described in the biography set forth below.
The Board unanimously recommends that you vote FOR each of the director nominees (Brian Golson and Anthony Hsieh) to be elected as loanDepot’s Class III directors.
Class III Director Nominees Standing for Election

Brian Golson Non-Independent Director
Director Since: February 2021
Committee Memberships:
None
Age: 53
Skills and Qualifications:
Executive Leadership
Entrepreneurial Development and Strategy
Financial and Audit
Specific Mortgage and Lending Experience
Technology, Cyber and Innovation
Human Capital Management
Legal, Regulatory and Public Policy
Other Public Company Directorships:
Performant Financial Corporation (2004 – 2019)

Brian Golson is the Co-CEO and Managing Partner at Parthenon Capital, an affiliate of the Parthenon Stockholders, and has been with Parthenon Capital since 2002. He has also served as a director of the company or its affiliate, loanDepot.com, LLC, since December 2009. Prior to joining Parthenon Capital, Golson was the Chief Financial Officer and Vice President of Operations for Everdream, a software company sold to Dell providing outsourced IT infrastructure management. Mr. Golson also held leadership positions with Prometheus Partners, a middle-market private equity fund focused on recurring revenue service businesses, and GE Capital where he focused on acquisitions and divestitures of financial services and insurance businesses. Mr. Golson earned a Bachelor of Arts in Economics from the University of North Carolina, Chapel Hill and a Master of Business Administration from the Harvard Business School. Mr. Golson’s extensive financial and leadership experience qualify him to serve as a member of the Board.

5

Proposal 1: Election of Class III Directors

Anthony Hsieh Founder and Chairman
Director Since: February 2021
Committee Memberships:
None
Age: 59
Skills and Qualifications:
Executive Leadership
Entrepreneurial Development and Strategy
Real Estate Industry Experience
Specific Mortgage and Lending Experience
Technology, Cyber and Innovation
Sustainability/Corporate Responsibility
Other Public Company Directorships:
None

Anthony Hsieh founded loanDepot and has served as Chair of the Board since February 2021. Mr. Hsieh served as Executive Chairman from April 2022 to February 2023 and as CEO from February 2021 to April 2022 and as the Chair and CEO of the Company’s affiliate, loanDepot.com, LLC (“LDLLC”), between December 2009 (when the business was formed) until April 2022. Mr. Hsieh has more than 30 years of experience in the lending industry. Prior to starting loanDepot, in 2002, Mr. Hsieh founded Home Loan Center, Inc., the first national online lender to offer a full spectrum of mortgage loan products featuring live interest-rate quotes and loan offerings tailored to borrowers’ needs and credit profiles. He continued to lead the business for three years after it merged with IAC’s subsidiary, LendingTree in 2004. In 1989, he acquired a mortgage brokerage company and transformed it into LoansDirect.com. Mr. Hsieh’s executive leadership experience and extensive knowledge of our business qualify him to serve as a member of the Board.

6

Proposal 1: Election of Class III Directors

Class I Directors – Term Ends 2025

John Lee Non-Independent Director
Director Since: April 2022
Committee Memberships:
Compensation
Nominating and Corporate Governance
Age: 55
Skills and Qualifications:
Executive Leadership
Entrepreneurial Development and Strategy
Financial and Audit
Specific Mortgage and Lending Experience
Technology, Cyber and Innovation
Risk and Compliance
Human Capital Management
Other Public Company Directorships:
None

John Lee has served as a director of the Company since April 2022. Previously, Mr. Lee has served as the predecessor company’s Chief Analytics Officer, leading financial modeling and analytics across all lending channels, between July 2014 and March 2021. Prior to that, Mr. Lee was the predecessor company’s first Chief Financial Officer, serving between September 2009 and July 2014. Prior to loanDepot, Mr. Lee served in a variety of financial capacities for key lending firms. From June 2007 to September 2009, Mr. Lee served as Chief Financial Officer at Grander Inc., where he directed the company’s financial operations in addition to managing corporate development and acquisition activities. From September 2002 to May 2007, Mr. Lee held the role of Executive Vice President and Chief Financial Officer at Home Loan Center, Inc. (later to become LendingTree). From 1998 to 2001, Mr. Lee managed the west coast office of CIBC World Markets (CIBC Oppenheimer) as director – Investment Banking, Financial Institutions Group (FIG), where he oversaw e-financial services, mortgage banking, specialty finance and community banking, and advised both public and private companies on mergers and acquisitions and private equity. From 1995 to 1998, Mr. Lee managed mergers and acquisitions and joint venture and affinity deal analysis as Vice President, Corporate Development and M&A at Countrywide Home Loans. Mr. Lee holds a Bachelor of Arts in Economics from the University of Rochester in New York with a certificate of Management in Accounting and Finance from the university’s Simon School of Business. He also holds a Masters of Business Administration in Finance from Ohio State University where he was recognized as a Weidler Scholar and Beta Gamma Sigma honors graduate. Mr. Lee’s extensive knowledge of our business and leadership experience qualify him to serve as a member of the Board.

7

Proposal 1: Election of Class III Directors

Dawn Lepore Independent Director
Director Since: February 2021
Committee Memberships:
Nominating and Corporate Governance (Chair)
Compensation (Chair)
Audit
Age: 70
Skills and Qualifications:
Executive Leadership
Public Company Governance
Entrepreneurial Development and Strategy
Financial and Audit
Technology, Cyber and Innovation
Risk and Compliance
Human Capital Management
Sustainability/Corporate Responsibility
Other Public Company Directorships:
Accolade, Inc.
RealNetworks, Inc. (2013 – 2022)

Dawn Lepore has served as a director of the Company since February 2021 and its affiliate, LDLLC, since July 2015. Ms. Lepore previously served as Interim Chief Executive Officer of Prosper Marketplace, Inc., an online peer-to-peer lending platform, from March 2012 to January 2013, and as Chair and Chief Executive Officer of drugstore.com, inc., an online retailer of health and beauty care products, from October 2004 until its sale to Walgreen Co. in June 2011. Prior to joining drugstore.com, Ms. Lepore held various leadership positions during her 21 years with The Charles Schwab Company, an investment services firm that provides brokerage, banking and investment-related services to consumers and businesses. Ms. Lepore previously served on the boards of directors of Coupons.com, AOL Inc., The TJX Companies, Inc., eBay Inc., The New York Times Company, drugstore.com, inc. and Wal-Mart Stores Inc. Ms. Lepore earned a B.A. from Smith College. Ms. Lepore’s extensive operational background and experience as an executive and director at a diverse range of online consumer, internet technology and retail companies qualify her to serve as a member of the Board.

8

Proposal 1: Election of Class III Directors

Frank Martell Non-Independent Director and President and CEO
Director Since: April 2022
Committee Memberships:
None
Age: 64
Skills and Qualifications:
Executive Leadership
Public Company Governance
Entrepreneurial Development and Strategy
Financial and Audit
Real Estate Industry
Specific Mortgage and Lending Experience
Technology, Cyber and Innovation
Risk and Compliance
Human Capital Management
Legal, Regulatory, Public Policy
Sustainability/Corporate Responsibility
Other Public Company Directorships:
Compass, Inc.

Frank Martell has served as a director of the Company and its President and CEO since April 2022. From March 2017 to January 2022, Mr. Martell served as President and Chief Executive Officer of CoreLogic, Inc. a global property information, analytics and data-enabled solutions provider. Prior to that, he served as CoreLogic’s Chief Financial Officer from August 2011 to April 2016 and Chief Operating Officer from July 2014 to March 2017. Before joining CoreLogic, Mr. Martell served as the President and Chief Executive Officer of the Western Institutional Review Board from 2010 to 2011, a leading provider of review, approval and oversight for clinical research studies involving human subjects, and before that as Chief Financial Officer of Information Services Group, Inc. from 2007 to 2009 and Advantage Solutions from 2009 to 2010. From 1996 to 2006, Mr. Martell held various leadership positions at ACNielsen Corporation, including President of Asia Pacific and Emerging Markets, Executive Vice President of the Marketing Information Group, and Chief Operating Officer of ACNielsen and President of Europe, Middle East and Africa. Mr. Martell spent the initial 15 years of his business career in a variety of financial leadership roles at General Electric. Mr. Martell currently serves on the board of Bank of the West, a wholly-owned subsidiary of BNP Paribas. Mr. Martell also serves on the board of Operation HOPE, a provider of financial literacy empowerment for youth and financial capability for communities, and on the national board of Marine Corps Scholarship Foundation, the largest and oldest group supporting the education of the sons and daughters of active and prior service Marines. Mr. Martell’s extensive operational background and experience as an executive and director at various companies qualify him to serve as a member of the Board.

9

Proposal 1: Election of Class III Directors

Class II Directors – Term Ends 2026

Andrew Dodson Non-Independent Director
Director Since: February 2021
Committee Memberships:
None
Age: 46
Skills and Qualifications:
Executive Leadership
Entrepreneurial Development and Strategy
Financial and Audit
Specific Mortgage and Lending Experience
Technology, Cyber and Innovation
Other Public Company Directorships:
None

Andrew Dodson is Managing Partner at Parthenon Capital, a private equity firm that partners with and invests in management teams and their companies and an affiliate of each of the Parthenon Stockholders (defined below), and has been with Parthenon Capital since 2005. He has also served as a director of the Company since February 2021 and as a director of its affiliate, LDLLC, since December 2009. Prior to joining Parthenon Capital, Mr. Dodson was a consultant with Bain & Co. from 2004 to 2005, where he focused on mergers and acquisitions, cost control and corporate strategy for middle market technology companies. Mr. Dodson was also a financial analyst for Enron Corporation in the company’s retail group and worked for Trilogy, Inc., an enterprise software company, where he focused primarily in business development. Mr. Dodson earned a Bachelor of Arts from Duke University and a Master of Business Administration from Harvard Business School. Mr. Dodson’s extensive business and financial management experience qualify him to serve as a member of the Board.

10

Proposal 1: Election of Class III Directors

Steven Ozonian Independent Director
Director Since: April 2023
Committee Memberships:
Audit
Age: 68
Skills and Qualifications:
Executive Leadership
Public Company Governance
Entrepreneurial Development and Strategy
Financial and Audit
Real Estate Industry Experience
Specific Mortgage and Lending Experience
Technology, Cyber and Innovation
Human Capital Management
Other Public Company Directorships:
LendingTree, Inc.
Nobilis Health Corp. (2015 – 2019)

Steven Ozonian has served as the CEO of the Williston Financial Group since 2017 and has served on Williston's Board of Directors since 2011. Mr. Ozonian has also served on the Board of Directors of LendingTree, Inc. since 2011. He is currently Lead Independent Director, Chair of the Audit Committee, and Chair of the Compensation Committee of LendingTree. He also served as the CEO of LendingTree's proprietary full service real estate brokerage business, known as RealEstate.com. Mr. Ozonian serves as Chairman of the Board of Directors of Global Mobility Solutions, a global provider of human resources and real estate services. He has held other high-level positions in the homeownership industry including Chairman and CEO of Prudential's real estate and related businesses, CEO of Realtor.com, and National Homeownership Executive for Bank of America. Mr. Ozonian is also a member of the Board of Directors of Attom Data, a real estate data services company, and a member of the Board of Directors of Inside Real Estate, a real estate software services company. Mr. Ozonian has received numerous awards for service and technology innovation in the residential real estate industry.

11

Proposal 1: Election of Class III Directors

Pamela Patenaude Independent Director
Director Since: July 2021
Committee Memberships:
Audit
Age: 63
Skills and Qualifications:
Executive Leadership
Public Company Governance
Financial and Audit
Real Estate Industry Experience
Specific Mortgage and Lending Experience
Risk and Compliance
Human Capital Management
Legal, Regulatory and Public Policy
Sustainability/Corporate Responsibility
Other Public Company Directorships:
Target Hospitality Corp.
CoreLogic, Inc. (June 2020 – June 2021)

Pamela Patenaude has served as a director of the Company since July 2021 and brings deep real estate and housing policy expertise from her prior executive experience in government, nonprofits and private industry. Since February 2023, she has served as the Chair of the Home Builders Institute’s (HBI) Board of Trustees. HBI is the nation’s leading nonprofit provider of trade skills education for the building industry. Ms. Patenaude was also appointed to the National Housing Conference’s Board of Governors on January 29, 2023, and is a Principal at Granite Housing Strategies, LLC, which provides consultation services for disaster recovery efforts in the U.S., a role she held since April 12, 2019, serving as a strategic advisor for clients engaged in real estate development, affordable housing and disaster recovery management. From 2017 until 2019, Ms. Patenaude served as the deputy secretary of the U.S. Department of Housing and Urban Development (“HUD”). Earlier in her career, Ms. Patenaude served as assistant secretary for community planning and development at HUD. She currently serves on the board of directors for Habitat for Humanity International and the Bipartisan Policy Center. Ms. Patenaude serves as an independent director of Target Hospitality Corp., where she serves as a member of the audit committee and chair of the nominating and corporate governance committee, and recently served as an independent director of CoreLogic, Inc., where she was a member of the audit and compensation committees. Ms. Patenaude previously served as the President of the J. Ronald Terwilliger Foundation for Housing America’s Families, a national nonprofit, education, and research organization dedicated to illuminating America’s affordable housing crisis. Ms. Patenaude earned a Bachelor of Science degree from Saint Anselm College and a Master of Science degree in community economic development from Southern New Hampshire University. Ms. Patenaude’s extensive business, financial management, regulatory and risk management experience qualify her to serve as a member of the Board.

12

Corporate Governance
Controlled Company
Under the New York Stock Exchange’s (the “NYSE”) corporate governance standards, we are a “controlled company” since more than 50% of the voting power of our capital stock is held by the Hsieh Stockholders. As a controlled company, we are not required to comply with certain corporate governance requirements, including the following:
•having a majority of the Board consist of “independent directors,” as defined under the NYSE listing standards;
•having a nominating and corporate governance committee that is composed entirely of independent directors; and
•having a compensation committee that is composed entirely of independent directors.
We currently rely on the controlled company exemptions and do not have a majority of independent directors or a nominating and corporate governance committee or a compensation committee comprised entirely of independent directors. These exemptions, however, do not modify the independence requirements for our audit committee, and we have complied with the rules of the NYSE relating to audit committee membership and independence.
Director Independence
As a result of our “controlled company” status, our Board is not required to have a majority of independent directors.
Under our Corporate Governance Guidelines, a director will be considered independent if they meet the independence standards of the NYSE corporate governance listing standards and, for purposes of serving on the audit and compensation committees, the heightened independence standards for audit committees and compensation committees under the Securities Exchange Act of 1934, as amended.
In determining independence, in addition to considering the bright-line tests specified in the NYSE listing rules, the Board reviews whether directors have any material relationship with loanDepot, either directly or as a partner, stockholder, or officer of an organization that has a relationship with loanDepot. In assessing the materiality of a director’s relationship to loanDepot, the Board considers all relevant facts and circumstances, including consideration of the issues from the director’s standpoint and from the perspective of the persons or organizations with which the director has an affiliation.
The Board has determined that each of John Dorman, Dawn Lepore, Steven Ozonian and Pamela Patenaude is an independent director.
Board Leadership Structure
Pursuant to the terms of the Stockholders Agreement, Anthony Hsieh serves as our Chairman of the Board and the Board does not have a lead independent director. Frank Martell, the Company’s President and CEO, leads the Company under the direction of the Board. Mr. Dorman presided over executive sessions of the non-management directors during 2023. The independent directors met in at least one executive session last year, and Mr. Dorman presided. The independent directors will

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Corporate Governance
appoint an independent director to preside over future executive sessions of the non-management directors.
Board Risk Oversight
A structured, conscientious approach to risk management is more important than ever for our Company. Our Board, both directly and through its committees, reviews our risk management program (the “Risk Management Program”), which is an enterprise-wide program designed to enable effective and efficient identification of, and management visibility into, critical enterprise risks and to facilitate the incorporation of risk considerations into decision making across the Company. The Risk Management Program is overseen by the Chief Risk Officer and is executed through a “three lines of defense” model that includes independent risk oversight and internal audit functions with active engagement of our businesses. In particular, the Risk Management Program:
•defines risk management roles and responsibilities;
•brings together senior management to discuss important risks; and
•facilitates appropriate risk mitigation strategies at the Board, committee, and management levels.
The Risk Management Program enables a holistic view on our enterprise risks and is facilitated through targeted risk assessments, and incorporation of relevant risk perspectives from other internal areas including Internal Audit, Accounting, Information Technology, Cybersecurity, Human Resources, Regulatory, Fair Lending and Legal to name a few. Our decentralized risk model allows for input from all areas of loanDepot to provide input into day-to-day risk management activities and assist with the day-to-day monitoring, evaluating and reporting of each area’s respective risks. Management is then able to make informed decisions with a view on potential areas of risk exposure and to mitigate and report on important activities.
Throughout the year, the Board oversees its committees’ ongoing risk oversight activities, and the Audit Committee escalates issues relating to risk oversight to the full Board, in a continuous effort to keep the Board adequately informed of developments that could affect the Company’s risk profile or other aspects of our business. The Board also considers specific risk topics in connection with strategic planning and other matters.
The Company operates a complex and large IT infrastructure that is critical in maintaining our ongoing operations in addition to a significant research and development footprint including labs, build and test systems, and supporting infrastructure that all have varying levels of risk exposures. We have a Chief Information Security Officer (“CISO”) who oversees the back office security, inclusive of the corporate IT environment and security standards that are used as a framework for the management of security across the Company. Our CISO is also responsible for developing and administering our corporate security training and sponsoring our policy and standards. Our cybersecurity plan is reviewed annually and the Board, Audit Committee, and senior management oversee our cybersecurity program, receiving regular updates directly from our CISO and Chief Information Officer. For more information, please see Item 1C, Cybersecurity, in the Company’s Form 10-K for the year ended December 31, 2023.

14

Corporate Governance
Board Committees
The Company has the following three standing committees: (1) Audit Committee; (2) Compensation Committee; and (3) Nominating and Corporate Governance Committee.
The current committee membership and the function of each of these standing committees are described below. Each of the standing committees operates under a written charter adopted by the Board. All of the committee charters are available on our Governance website at https://investors.loandepot.com/ governance/governance-documents. Each committee reviews and reassesses the adequacy of its charter annually, conducts annual evaluations of its performance with respect to its duties and responsibilities as laid out in the charter, and reports regularly to the Board with respect to the committee’s activities. Additionally, the Board and each of the committees have the authority to retain, terminate, and receive appropriate funding for outside advisors as the Board and/or each committee deems necessary.
Audit Committee
Our Audit Committee aids our Board in fulfilling its legal and fiduciary obligations in matters involving our accounting, auditing, financial reporting, internal control and legal compliance functions by approving the services performed by our independent registered public accounting firm and reviewing their reports regarding our accounting practices and systems of internal accounting controls. The Audit Committee also oversees the audit efforts of our independent registered public accounting firm and takes those actions as it deems necessary to satisfy itself that the independent registered public accounting firm is independent of management. The Audit Committee is composed entirely of independent directors.
The members of our Audit Committee are John Dorman (chair), Dawn Lepore, Steven Ozonian and Pamela Patenaude. Effective as of immediately prior to the Annual Meeting, Mr. Ozonian will be replacing Mr. Dorman as chair of the Audit Committee, with Mr. Dorman stepping down from the Board. The Board has determined that each of the Audit Committee members is independent within the meaning of the NYSE and SEC standards for independence of directors and audit committee members. Additionally, the Board has determined that Messrs. Dorman and Ozonian, the current and future chair of the Audit Committee, are audit committee financial experts.
Compensation Committee
Our Compensation Committee determines our general compensation policies and the compensation provided to our directors and officers. The Compensation Committee also reviews and determines bonuses for our officers and other employees. In addition, the Compensation Committee reviews and determines or recommends to our Board equity-based compensation for our directors, officers, employees and consultants and administers our 2021 Omnibus Equity Incentive Plan. Our Compensation Committee oversees our corporate compensation programs and has the authority to delegate any of its responsibilities to one or more subcommittees as the Compensation Committee may deem appropriate.
The members of our Compensation Committee are Dawn Lepore (chair), John Dorman and John Lee. Effective as of immediately prior to the Annual Meeting, Steven Ozonian will be replacing Mr. Dorman as a member of the Compensation Committee. The Company is relying on the NYSE controlled company exemption from having a compensation committee composed entirely of independent directors. The Board has determined that each of Dawn Lepore and Steven Ozonian are independent within the meaning of the NYSE standards of independence for directors and

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Corporate Governance
compensation committee members. In addition, each of Dawn Lepore, Steven Ozonian and John Dorman qualifies as a “non-employee director” for purposes of Rule 16b-3 under the Exchange Act.
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee is responsible for making recommendations to the Board regarding candidates for directorships and the size and composition of the Board. In addition, the Nominating and Corporate Governance Committee is responsible for overseeing our corporate governance guidelines and reporting and making recommendations to the Board concerning corporate governance matters.
The members of our Nominating and Corporate Governance Committee are Dawn Lepore (chair), John Dorman and John Lee. Effective as of immediately prior to the Annual Meeting, Pamela Patenaude will be replacing Mr. Dorman as a member of the Nominating and Corporate Governance Committee. The Company is relying on the NYSE controlled company exemption from having a nominating and corporate governance committee consisting entirely of independent directors. The Board has determined that each of Dawn Lepore, Pamela Patenaude, Steve Ozonian, and John Dorman is independent within the meaning of applicable NYSE listing standards.
Board and Committee Meetings and Attendance
Our Board holds regularly scheduled meetings each year, in addition to special meetings scheduled as appropriate. During 2023, our Board held 9 meetings. In addition, the Audit Committee held 5 meetings, the Compensation Committee held 6 meetings, and the Nominating and Corporate Governance Committee held 5 meetings.
Each of our directors attended at least 75% of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which each such director served, during the period for which each such director served in 2023. All directors are also encouraged to attend our annual meetings of stockholders, and nine (9) then-incumbent directors attended our Annual Meeting of Stockholders in 2023.
Director Evaluations
The Board conducts a self-evaluation annually to determine whether it, its committees and its individual members are functioning effectively and whether the Board possesses the appropriate expertise and diversity. Each committee of the Board also conducts a self-evaluation annually and reports the results to the Board. The Board monitors the mix of specific experience, qualifications, skills and diversity of its current directors in order to assure that the Board, as a whole, has the necessary tools to perform its oversight function effectively in light of the Company’s business and structure.
Director Selection and Evaluation
The Board annually reviews the appropriate skills and characteristics required of directors in the context of the current composition of the Board, our operating requirements, and the long-term interests of our stockholders. The Board believes that its members should possess a variety of skills, professional experience, and backgrounds to effectively oversee our business. In addition, the Board believes that each director should possess certain attributes, as reflected in the Board membership criteria described below. Although the Board uses the criteria described below to evaluate potential nominees, it has no stated minimum criteria for nominees.

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Corporate Governance
Our Corporate Governance Guidelines contain the current Board membership criteria that apply to nominees recommended for a position on the Board.
Under those criteria, the Nominating and Corporate Governance Committee seeks nominees who:
•are persons of good reputation and character who conduct themselves in accordance with high personal and professional ethical standards;
•are not, by reason of any other position, activity or relationship, subject to any conflict of interest that would impair the director’s ability to fulfill the responsibilities of a member of the Board;
•are considered independent under the standards of NYSE, and, if applicable, the heightened independence standards for audit committees and compensation committees under the applicable laws;
•have the educational background, experience, qualifications and skills relevant for effective management and oversight of the Company’s management; and
•have the time and willingness to carry out their duties and responsibilities effectively, including time to study informational and background materials and to prepare for meetings.
As such, as a director’s service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties. Specifically, our Corporate Governance Guidelines provide that a director who is not currently an executive officer of another company, cannot serve on more than four public company boards, including loanDepot. Further, if the director is an executive at a public company, the number of public company directorships they may hold is limited to two. In addition, our Audit Committee members may not serve simultaneously on the audit committee of more than three public companies, including our Audit Committee.
In addition, the Nominating and Corporate Governance Committee considers a potential director’s ability to contribute to the diversity of background and experience represented on the Board, and it reviews its effectiveness in balancing these considerations when assessing the composition of the Board. Diversity is considered in a broad sense, including, among other attributes, skills and experience, perspectives, gender, race and ethnicity. We balance the importance of historical knowledge of the Company with our regard for fresh perspectives by considering director tenure on a case-by-case basis, rather than imposing mandatory term limits.
In each instance, the Nominating and Corporate Governance Committee considers the totality of the circumstances of each individual candidate. Identified candidates are evaluated at regular or special meetings of the Nominating and Corporate Governance Committee and may be considered at any point during the year. In addition, as described below, the Nominating and Corporate Governance Committee will consider properly submitted stockholder recommendations of candidates for the Board. The Nominating and Corporate Governance Committee will evaluate all candidates appropriately submitted, regardless of source of recommendation, using the same rigorous evaluation process and criteria. In evaluating such candidates, the Nominating and Corporate Governance Committee seeks to achieve a balance of knowledge, experience, and capability that will enable the Board to effectively oversee the Company’s business.
Stockholder Recommendations
The policy of the Nominating and Corporate Governance Committee is to consider properly submitted stockholder recommendations of candidates for membership on the Board. In evaluating such

17

Corporate Governance
recommendations, the Nominating and Corporate Governance Committee will seek to achieve a balance of knowledge, experience, and capabilities on the Board. Any stockholder recommendations submitted for consideration by the Nominating and Corporate Governance Committee should include verification of the person submitting the recommendation’s stockholder status, and the recommended candidate’s name and qualifications for Board membership, and should be addressed to: Corporate Secretary, loanDepot, 6561 Irvine Center Drive, Irvine, California, 92618. The Nominating and Corporate Governance Committee considers candidates recommended by our stockholders in the same manner as a nominee recommended by our Board members or management.
Stockholder Nominations
In addition, our Bylaws permit stockholders to nominate directors for consideration at an annual stockholder meeting. For a description of the process for nominating directors in accordance with our Bylaws, see “Frequently Asked Questions—Stockholder Proposals, Director Nominations, and Related Bylaws Provisions—How may I nominate individuals to serve as directors and what are the deadlines for director nominations?” on page 57.
Communications with the Board
Stockholders and other interested parties may communicate with the Board, including Chairman of the Board, or the independent directors as a group, by contacting: Corporate Secretary, 6561 Irvine Center Drive, Irvine, California, 92618. The Corporate Secretary reviews all correspondence, organizes the communications for review by the Board, and posts communications to the full Board or to individual directors, as appropriate. Our independent directors have requested that certain items that are unrelated to the Board’s duties, such as spam, junk mail, mass mailings, solicitations, resumes, and job inquiries, not be posted. Communications that are intended specifically for the Chairman, independent directors as a group, or the non-employee directors as a group, or any individual director, should be sent to the street address noted above, to the attention of the Corporate Secretary.
Governance Documents
We maintain a code of business conduct and ethics for directors, officers, and employees, known as our Code of Ethics. We also have adopted Corporate Governance Guidelines, which, in conjunction with our Certificate of Incorporation, Bylaws, and respective charters of the Board committees, form the framework for our governance. All of these documents are available at https://investors.loandepot.com/governance/governance-documents for review, downloading, and printing. On our governance website, we will post any amendments to the Code of Ethics or waivers of the Code of Ethics for directors and executive officers that are required to be disclosed in accordance with applicable NYSE and SEC requirements. Stockholders may request free printed copies of our Certificate of Incorporation, Bylaws, Code of Ethics, Corporate Governance Guidelines, and charters of the committees of the Board by contacting: loanDepot, Inc., Attention: Investor Relations, 6561 Irvine Center Drive, Irvine, California, 92618.

18

Director Compensation
The Board has adopted a compensation program for our non-employee directors, or the “Non-Employee Director Compensation Policy,” which was most recently updated in 2022 upon recommendation by the Compensation Committee. Pursuant to the Non-Employee Director Compensation Policy, each non-employee member of our Board receives the following cash compensation for Board services, as applicable:

•$250,000 per year for service as a Board member, 50% of which is paid in cash and 50% of which consists of restricted stock units (valued at $125,000 on the date of the 2023 annual meeting of stockholders) that vest in quarterly installments, subject to such director’s continued service on the Board through each vesting date;
•$25,000 per year for service as Chair of the Audit Committee;
•$20,000 per year of service as Chair of the Compensation Committee;
•$15,000 per year of service as Chair of the Nominating and Corporate Governance Committee; and
•$75,000 per year for service as Lead Independent Director.
Each director is expected to sit on up to two committees for no additional consideration. Any director who sits on more than two committees (other than any special committee) will be provided with an additional $25,000 in annual cash compensation.
Pursuant to the Non-Employee Director Compensation Policy, on November 6, 2023, each of Andrew Dodson, John Dorman, Brian Golson, Anthony Hsieh, John Lee, Dawn Lepore, Steven Ozonian and Pam Patenaude, received 58,685 RSUs under the 2021 Omnibus Incentive Plan that vested in equal installments on each of November 6, 2023, November 30, 2023, and February 28, 2024, and the last installment will vest on May 31, 2024.

19

Director Compensation
The following table sets forth certain information with respect to non-employee director compensation for the fiscal year ended December 31, 2023 with respect to our Directors. Mr. Martell did not receive any additional compensation for his service on the Board during 2023.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation	Total ($)
John Dorman(2)	$175,000	$83,333	$—	$258,333
Dawn Lepore	185,000	83,333	—	268,333
Pam Patenaude	125,000	83,333	—	208,333
Andrew Dodson(3)	125,000	83,333	—	208,333
Brian Golson(3)	125,000	83,333	—	208,333
John Lee	125,000	83,333	—	208,333
Steven Ozonian	92,813	83,333	—	176,146
Anthony Hsieh(4)	112,351	83,333	180,385	376,069
Frank Martell	—	—	—	—

(1)Represents the grant date fair value, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”), of restricted stock units (“RSUs”) granted to the directors during the fiscal year ended December 31, 2023, calculated based on the closing price of the Class A common stock on November 6, 2023, the date of grant, of $1.42. These amounts do not reflect the actual economic value that may be realized by the non-employee director.
(2)Mr. Dorman is not standing for re-election to the Board at the Annual Meeting.
(3)Pursuant to multiple Assignment and Acknowledgement Agreements, Messrs. Dodson and Golson’s stock awards are held for the benefit of PCP Managers, L.P. and disclaim all right, title and interest in the stock awards. PCP Managers GP, LLC is the general partner of PCP Managers, L.P., an affiliate of Parthenon Capital Partners.
(4)Mr. Hsieh’s “All Other Compensation” reports his compensation received for services as an employee, including salary and accrued but unused paid time off paid in connection with the termination his employment in accordance with his Amended and Restated Executive Employment Agreement dated April 21, 2022.

20

Our Executive Officers
Along with Frank Martell, our President and Chief Executive Officer (for a detailed biography please see “Our Directors – Class I Directors – Term Ends 2025” on page 7), our executive officer team has significant experience in the residential mortgage loan production and servicing industry, and the investment management industry.

Dan Binowitz Managing Director of Operations and Servicing	Dan Binowitz, age 55, has served as the Managing Director of Operations and Servicing for loanDepot since July 2022. He began his employment with loanDepot in March of 2011, serving as Executive Vice President of Servicing and Capital Markets Operations from 2018 to July 2022. He is responsible for the servicing division and all of Processing, Underwriting, Funding and Post-Closing functions for the organization. Prior to loanDepot, Mr. Binowitz was Executive Vice President for PMAC Lending Services Inc. from September 2010 to February 2011, Chief Administrative Officer at LH Capital Management from February 2008 to October 2009, Vice President at Fremont Investment & Loan from April 2004 to December 2007, and Senior Vice President for First Mortgage Corporation from February 2001 to December 2003. Mr. Binowitz received his Bachelor of Arts degree in Economics at the University of Michigan.

Jeff DerGurahian Chief Capital Markets Officer and Head Economist	Jeff DerGurahian, age 48, was appointed Executive Vice President, Chief Investment Officer and Head Economist of loanDepot in October 2022 and has served as Executive Vice President and Chief Capital Markets Officer of LDLLC, our affiliate, since joining us in May 2012. He oversees our secondary marketing and capital markets efforts including investor relations, loan trading, hedging, pricing strategies, and product development. Prior to joining LDLLC, Mr. DerGurahian served for nine years as Executive Vice President of Capital Markets for Prospect Mortgage, LLC (formerly MetroCities Mortgage), and was a Hedge Manager for Tuttle Risk Management Services before joining Prospect Mortgage. Mr. DerGurahian holds a bachelor’s degree in Finance from the University of Virginia.

21

Our Executive Officers

Darren Graeler Chief Accounting Officer	Darren Graeler, age 56, has served as the Chief Accounting officer since July 2023. He began his employment with loanDepot in July 2018, serving as Senior Vice President, Corporate Accounting, until his promotion in 2023. He is responsible for managing the company’s financial and accounting operations, SEC financial reporting and tax. Prior to loanDepot, Mr. Graeler was a founding partner of Financial Services Advisory Partners, LLC from 2007 to 2018. Mr. Graeler started his career in the assurance practice at KPMG, LLP where he specialized in audits of public and nonpublic banks, mortgage lenders and finance companies. Mr. Graeler earned a Bachelor of Science degree in Accounting from California State University, Long Beach. Mr. Graeler is a licensed Public Accountant (inactive) in the State of California.

Joseph Grassi Chief Risk Officer	Joseph Grassi, age 61, has served as loanDepot’s Chief Risk Officer since September 2022, bringing experience as an advisor on risk, legal and compliance matters in the financial services industry. Previously, Mr. Grassi served as General Counsel and Chief Risk Officer for Celebrity Home Loans, a mortgage lender, from February 2021 to August 2022, Chief Risk Officer for Guaranteed Rate, a mortgage lender, from January 2020 to November 2020, and as Principal Deputy General Counsel for the U.S. Department of Housing and Urban Development (“HUD”), an executive department of the federal government, from June 2018 to January 2020. He also served as the EVP, General Counsel for Prospect Mortgage and helped lead the company through its acquisition by HomeBridge Financial in February 2017. Prior to that, Mr. Grassi held positions of increasing responsibility at Fannie Mae over his 20 years, including as Senior Vice President and Deputy General Counsel and ultimately Interim General Counsel from September 2008 to December 2014 where he was responsible for overseeing Fannie Mae’s Legal and Government and Industry Relations departments. Mr. Grassi is an experienced senior leader with deep real estate, financial services and mortgage industry experience. As a critical member of the executive team, Mr. Grassi is focused on delivering results for business partners, leading a team of risk management, legal and compliance professionals and managing though enormous change in the industry. Mr. Grassi earned a Juris Doctor from Villanova University School of Law and Bachelor of Science in business administration from Villanova University.

22

Our Executive Officers

David Hayes Chief Financial Officer	David Hayes, age 49, has served as loanDepot’s Chief Financial Officer since June 2023. Mr. Hayes is responsible for managing loanDepot’s financial actions, including its accounting, treasury, tax, corporate finance and investor and lender relations activities. Mr. Hayes formerly served in senior finance roles for 13 years at CoreLogic, Inc., an information services company, including as the Executive, Finance and Treasurer between 2018 and 2023. He managed budgeting and forecasting, strategic planning, mergers and acquisitions, pricing and capital expenditures. He also managed global enterprise liquidity, cash flow forecasting, investments, debt and capital markets, hedging, banking relationships and corporate insurance. Mr. Hayes served on the Board of Directors of ComplianceEase from 2014 to 2020 and Symbility Solutions Ltd. from 2006 to 2018. Mr. Hayes received his Bachelor of Science degree in Finance from Santa Clara University and Masters in Business Administration degree in Corporate Finance, from USC Marshall School of Business.

Gregory Smallwood Chief Legal Officer and Secretary	Gregory Smallwood, age 57, has served as loanDepot’s Chief Legal Officer and Corporate Secretary since September 2022. Mr. Smallwood oversees all aspects of loanDepot’s legal strategy and operations as well as various enterprise, shareholder and corporate governance matters, playing a key role in ensuring the company continues to provide exceptional service to its customers, employees and investors. Mr. Smallwood formerly served as Executive Vice President and General Counsel of Caliber Home Loans, a mortgage lender, from October 2016 to January 2022. Mr. Smallwood has represented major financial services institutions across all aspects of compliance with state and federal law, corporate transactional matters, regulatory enforcement, and class action litigation for the majority of his legal career. His areas of expertise include developing and implementing legal initiatives, managing and reducing risk, executing strategic plans and achieving revenue performance targets. Mr. Smallwood earned a Juris Doctorate from Seton Hall University School of Law and Bachelor of Arts from the University of Maryland.

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Our Executive Officers

Jeff Walsh President, LDI Mortgage	Jeff Walsh, age 60, was appointed President, LDI Mortgage of loanDepot in September 2022 and previously served as Senior Executive Vice President and Chief Revenue Officer of loanDepot since January 2021, as well as Senior Executive Vice President and Chief Revenue Officer of LDLLC, our affiliate, since December 2019. He joined LDLLC in 2012 as Executive Vice President of Operations, where he oversaw the growth and production of various departments including Processing, Human Resources, Vendor Management and Escrow. Mr. Walsh has more than 30 years of industry experience as well as an extensive background in both sales and operations for Wholesale and Retail Lending. Prior to coming to LDLLC, he served as Chief Operating Officer of Ameriquest Mortgage Company (“Ameriquest”) where he led operations to increase sales production, developed proprietary modeling systems for collections and loss mitigation and transformed the company’s technology platforms. During his tenure at Ameriquest, he also commanded strategic operations and supervised loan operations including Human Resources, Accounting, and IT. Mr. Walsh also served as President of Town and Country Credit. He has completed extensive leadership and management training, including executive-development programs at Kenan-Flagler Business School at the University of North Carolina and the Center for Creative Leadership in Colorado Springs, Colorado. He attended West Valley College in Saratoga, California and San Jose College for his undergraduate studies.

24

Executive Compensation
This section discusses the compensation awarded to, earned by or paid to our principal executive officer during the 2023 fiscal year and our two next most highly compensated executive officers for such fiscal year. These individuals, listed below, are referred to as the “named executive officers.” We follow the compensation disclosure requirements applicable to smaller reporting companies for the executive compensation disclosure included in this proxy statement.

Name	Title
Frank Martell	President and Chief Executive Officer(1)
Jeff Walsh	President, LDI Mortgage
Jeff DerGurahian	Chief Capital Markets Officer and Head Economist
(1)Effective April 27, 2022, Mr. Martell was appointed President and Chief Executive Officer to succeed Mr. Hsieh.

Summary Compensation Table

The following table sets forth certain information with respect to compensation of our named executive officers for the fiscal years ended December 31, 2023 and December 31, 2022.

Name and Principal Position	Year	Salary	Bonus(1)	Stock Awards(2)	Option Awards(3)	All Other Compensation(4)	Total
Frank Martell President and Chief Executive Officer	2023	$800,000	$1,100,000	$6,355,634	$—	$9,900	$8,265,534
	2022	$532,308	$900,000	$13,209,200	$1,770,000	$—	$16,411,508
Jeff Walsh President, LDI Mortgage	2023	$750,000	$2,200,000	$—	$—	$2,596	$2,952,596
	2022	$750,000	$1,375,000	$2,402,687	1,980,000	$377,490	$6,885,177
Jeff DerGurahian Chief Capital Markets Officer and Head Economist	2023	$600,000	$1,900,000	$—	$—	$—	$2,500,000
	2022	$600,000	$1,225,000	$2,278,401	1,980,000	$304,307	$6,387,708
(1)The amounts reported in this column for 2023 reflect discretionary annual bonuses for 2023, as described below under “Narrative Disclosure to Summary Compensation Table—2023 Annual Bonuses” and retention bonuses, as described below under “Narrative Disclosure to Summary Compensation Table—Employment Agreements with Named Executive Officers—Messrs. Walsh and DerGurahian Employment Agreements.”
(2)Represents the grant date fair value, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”), of RSUs and performance stock units (“PSUs”) granted to the named executive officers. For 2023, the grant date fair value of the RSUs is calculated based on the closing price of the Class A common stock on July 19, 2023 and August 16, 2023, the date of grants, of $2.27 and $1.96, respectively. The grant date fair value of the PSUs is separately identified in the table below and is based on the probable outcome of the stock price vesting conditions, which is less than maximum performance. If the probable outcome as of the grant date was maximum performance, the aggregate grant date fair value of the PSUs granted during the years indicated would be as set forth below in the right-hand columns:

		Grant Date Fair Value		Maximum Performance
Year Granted	Name	2021 Plan PSUs	2022 Inducement Plan PSUs	2021 Plan PSUs	CEO Inducement PSUs
2023	Frank Martell	$3,606,836	$—	$7,213,671	$—
2022	Frank Martell	$—	$10,489,200	$—	$20,978,400
2022	Jeff Walsh	$1,299,104	$—	$1,948,654	$—
2022	Jeff DerGurahian	$1,201,364	$—	$1,802,046	$—

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Executive Compensation
These amounts do not reflect the actual economic value that may be realized by the named executive officers. Please see Note 16 to our audited consolidated financial statements for the fiscal year ended December 31, 2023 included in our Annual Report on Form 10-K for more information. See “Narrative Disclosure to Summary Compensation Table—Equity Awards” for more information regarding the RSUs and PSUs granted.
(3)Represents the aggregate grant date fair value, calculated in accordance with FASB ASC Topic 718 of non-qualified stock options granted to the named executive officers during the years indicated. These amounts do not reflect the actual economic value that may be realized by the named executive officers. Please see Note 16 to our audited consolidated financial statements for the fiscal year ended December 31, 2023 included in our Annual Report on Form 10-K for more information. See “Narrative Disclosure to Summary Compensation Table—Equity Awards” for more information regarding the non-qualified stock options.
(4)For 2023, this column includes 401(k) Plan matching contributions. For 2022, this column included (i) 401(k) Plan matching contributions and (ii) payments made related to taxable income generated to Messrs. Walsh and DerGurahian related to equity awards at our IPO under the Ninth Amended and Restated Limited Liability Company Agreement of loanDepot.com, LLC in the amounts of $367,740 and $302,230, respectively.

Narrative Disclosure to Summary Compensation Table

Compensation Philosophy
The compensation outlined in the Summary Compensation Table is defined through the application of our pay philosophy. We conduct market benchmarking on a regular basis and also evaluate business context when making pay decisions. Key elements of our compensation philosophy include:

•We provide competitive compensation that allow us to attract and retain strong talent across the range of our workforce.
◦Salaries, target cash compensation, and total rewards are generally positioned at the median of market, with variations driven by key expertise, performance, in-demand skill sets, location, and other related factors.
◦Strong performance can deliver above-market reward outcomes.
•Pay and performance are closely aligned.
◦More senior team members have a greater proportion of total pay weighted in incentive compensation that is aligned with shareholder outcomes.
◦Individuals can receive differentiated pay outcomes driven by the strength of their contributions.
•We provide fair and equitable compensation, while also recognizing unique skills, market talent demand impacts, and individual performance in making pay decisions.
2023 Annual Salaries

2023 represented a challenging year for loanDepot with mortgage origination volumes at historically low levels. In this environment, loanDepot sought to manage expenses and no named executive officer received a salary increase.

26

Executive Compensation
2023 Annual Bonuses

Each named executive officer has a target annual bonus set forth under their respective employment agreements, as described below. With market demand for mortgage originations at a historic low level, setting specific financial performance objectives for the year was deemed to not be feasible. Rather, the Compensation Committee evaluated Company performance across four key areas, where goals for each were intended to reach the best possible short-term performance and also position the company for future success as market demand begins to recover:

Growth	Organization 2025
Efficiency / Effectiveness	Financial / Strategic

Following the end of the 2023 fiscal year, our Board conducted an assessment of the Company’s performance during 2023 against the key categories noted above. Based on the assessed performance, the Board determined to fund the 2023 annual incentive plan at 50% of target, where actual final bonuses paid were also subject to adjustments based on an evaluation of individual performance and contribution. With total company performance and individual assessments, the Board elected to award the annual bonuses outlined below for 2023. Mr. Martell’s final bonus determination reflects the Board’s assessment of his leadership in proactively managing through the challenging market conditions and positioning the Company for future success.

Name	2023 Target Bonus	2023 Annual Bonus	2023 Bonus as Percent of Target
Frank Martell	$1,800,000	$1,100,000	61%
Jeff Walsh	$1,500,000	$700,000	47%
Jeff DerGurahian	$900,000	$400,000	44%

In addition to the annual bonus awards, the Summary Compensation Table includes the value of $1.5 million retention awards for each of Messrs. Walsh and DerGurahian. These awards were stipulated as part of the Employment Agreements signed by these leaders in 2022 (see “Employment Agreement with Named Executive Officers” below).
Equity Awards

2023 Equity Grant Approach
During 2023, loanDepot sought to shift its equity strategy in a way that would enable it to attract and retain outstanding leaders and simultaneously manage shareholder dilution and stock-based compensation expenses where possible. During 2023, the Board evaluated prior equity grant practices and sought to identify where near-term grants would be preferred or required, and where it may be appropriate to delay further equity awards. Based on the review, the Board determined that the CEO would receive 2023 awards consistent with his Executive Employment Agreement terms, while Messrs. Walsh and DerGurahian did not receive 2023 equity grants in consideration of grants received in December 2022. The Board also determined to adopt a new formal equity grant structure for 2024 (see additional information below). For the 2023 CEO awards, the intended grant value was $4.4 million, consistent with provisions outlined in his employment agreement. The actual 2023 CEO grant was delayed due to share availability during the intended grant window in April 2023. As such, the actual grant date value reflected in the Summary Compensation Table is higher than the intended

27

Executive Compensation
award value due to the share prices being higher at the actual grant dates and the Monte Carlo value for the share price-based PSUs being higher than the date share price on the days of the awards. For Mr. Martell’s awards, 50% of the target value is in RSUs that vest equally on the first three anniversaries after grant. The remaining 50% was awarded in PSUs that require achievement of specific share price goals in order to be earned.
2023 PSU Awards
On July 19, 2023 and August 16, 2023, Mr. Martell received 969,162 and 280,000 target PSUs, respectively, that require achievement of specific share price performance for the PSUs to be earned. The PSUs are tied to achievement of meaningful stock price thresholds and are designed to motivate long-term sustained performance over a five-year performance period. The PSUs vest from 0% to 200% of target based on the average closing price of the Company’s Class A common stock over any 30-consecutive trading day period during the performance period beginning July 19, 2023 and ending July 19, 2028, with vesting occurring on December 31, of the year in which the stock price goal is achieved, in accordance with the following table:

Stock Price	Percentage of Target PSUs That Vests	Share Price Appreciation Over FMV at Grant ($2.27) Required for Vesting(1)
$13.00	200%	473%
$10.50	175%	363%
$9.00	150%	296%
$7.50	125%	230%
$6.00	100%	164%
$5.00	75%	120%
$4.00	50%	76%
$3.00	25%	32%
(1)    Percentage increases as shown are over the grant date price for the majority of the awards, which were delivered on July 19, 2023. A smaller portion of awards was granted on August 16, 2023 where the closing share price was $1.96, requiring 53% appreciation at $3.00 and 563% appreciation at $13.00.

2024 Equity Awards
To provide awards that would attract and retain key leaders and also focus company behavior on key performance objectives, the Board will be shifting its equity grant approach in 2024 to a more traditional annual award program for the named executive officers and broader leadership team. The grant mix for the named executive officers will be 50% time-vested RSUs and 50% PSUs. The 2024 PSUs will focus the senior leadership team on achieving specific performance goals, with multi-year vesting to encourage sustainability in the share price and provide alignment with stockholders.

28

Executive Compensation
Employment Agreements with Named Executive Officers

We have entered into employment agreements with our named executive officers. The material terms of these employment agreements are summarized below and are qualified by reference to the actual text of the agreements. All of the employment agreements provide for severance payments and benefits upon certain terminations of employment, as described in more detail under “Additional Narrative Disclosure—Potential Payments Upon a Termination or Change in Control” below. In addition, each employment agreement provides that each named executive officer is subject to standard covenants regarding innovation assignment, confidentiality, non-disparagement, and customer and employee noninterference.
Martell Employment Agreement
Effective as of April 21, 2022, in connection with Mr. Martell’s appointment as President and Chief Executive Officer, the Company entered into an Executive Employment Agreement (the “Martell Agreement”) with Mr. Martell, which provides for at-will employment. The Martell Agreement provides for an initial annual base salary of $800,000, subject to increase in the sole discretion of the Board or a committee of the Board. Under the terms of the Martell Agreement, Mr. Martell is also (i) eligible to receive an annual bonus targeted at 225% of his base salary, where the maximum bonus is up to 300% of the target award, subject to the determination of the Board (or a committee of the Board) in its sole discretion, (ii) eligible to receive equity incentive grants as determined by the Board (or a committee of the Board) in its sole discretion, including an annual equity award for 2023 of at least $4.4 million, and (iii) entitled to the benefits and compensation practices that may be in effect from time to time and are provided by the Company to its executive employees generally.
Messrs. Walsh and DerGurahian Employment Agreements
In September 2022, we entered into new executive employment agreements with Messrs. Walsh and DerGurahian that provide for initial three-year terms and automatically renew for successive one-year periods unless either party provides written notice at least 60 days prior to the end of the applicable renewable period. The employment agreements provide for at-will employment. Under the terms of the employment agreements, Mr. Walsh is entitled to receive a base salary of $750,000 and a target annual bonus of 200% of base salary, and Mr. DerGurahian is entitled to receive a base salary of $600,000 and a target annual bonus of 150% of base salary. The maximum annual bonus, in each case, is up to 300% of the target bonus, and the bonuses are determined in the discretion of the Board (or a committee thereof). The employment agreements also provide for standard benefits and eligibility to participate in our equity incentive plans.
In addition, the employment agreements with Messrs. Walsh and DerGurahian provided for a $1,500,000 retention bonus, subject to continued employment through December 31, 2023 that was paid 30 days thereafter.

29

Outstanding Equity Awards At 2023 Fiscal Year End
The following table sets forth certain information with respect to all outstanding equity awards held by our named executive officers as of December 31, 2023.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Frank Martell
Inducement NQSOs(2)	250,000	750,000	—	2.72	5/25/2032
Inducement RSUs(3)						750,000	2,640,000
Inducement PSU(4)								750,000	2,640,000
7/2023 RSUs(5)						969,162	3,411,450
7/2023 PSUs(6)								969,162	3,411,450
8/2023 RSUs(5)						280,000	985,600
8/2023 PSUs(6)								280,000	985,600
Jeff Walsh
12/2022 NQSOs	2,000,000	—	—	1.57	12/23/2032
TMI Units(7)						301,821	1,062,410
3/2022 RSUs(8)						36,874	129,796
3/2022 PSUs(9)								55,310	194,690
12/2022 RSUs(10)						250,000	880,000
12/2022 PSUs(11)								125,000	440,000
Jeff DerGurahian
12/2022 NQSOs	2,000,000	—	—	1.57	12/23/2032
TMI Units(7)						452,717	1,593,564
3/2022 RSUs(8)						33,801	118,980
3/2022 PSUs(9)								50,701	178,466
12/2022 RSUs(10)						250,000	880,000
12/2022 PSUs(110)								125,000	440,000
(1)Amounts in these columns represent the market value of unvested RSUs, PSUs and TMI Units as of December 31, 2023, determined based on the closing price of an LDI Class A Share on December 29, 2023 (the last trading day of 2023) of $3.52. The estimated market fair value of unvested PSUs as of December 31, 2023 was determined using the Monte Carlo simulation model, which used multiple input variables to determine the probability of satisfying the market condition requirements.
(2)The unexercisable NQSOs vest in equal installments on each of April 27, 2024, April 27, 2025, and April 27, 2026.
(3)These RSUs vest in equal installments on each of April 27, 2024, April 27, 2025, and April 27, 2026.
(4)Represents the threshold amount of PSUs originally granted in May 2022 that are eligible to vest from 0% to 200% of target based on the average closing price of the Company’s Class A common stock over any 30-consecutive trading day period during the performance period beginning May 25, 2022 and ending May 25, 2027.
(5)These RSUs vest in equal installments on each of July 19, 2024, July 19, 2025, and July 19, 2026.
(6)Represents the target amount of PSUs originally granted in July 2023 and August 2023 that are eligible to vest from 0% to 200% of target based on the average closing price of the Company’s Class A common stock over any 30-consecutive trading day period during the performance period beginning July 19, 2023 and ending July 19, 2028.
(7)These TMI Units (as described below under “Additional Narrative Disclosure—Potential Payments Upon a Termination or Change in Control—Incentive Units”) vest in equal monthly installments on the last day of each calendar month through May 1, 2025.
(8)These RSUs vest in equal installments on each of July 28, 2024 and July 28, 2025.
(9)Represents the threshold amount of PSUs originally granted in March 2022 that are eligible to vest from 0% to 150% of target based on the highest closing price average for any 20-consecutive days during the performance period beginning March 29, 2022 and ending March 29, 2026.
(10)These RSUs vest on June 30, 2024.
(11)Represents the threshold amount of PSUs originally granted in December 2022 that are eligible to vest from 0% to 150% of target based on the average closing price of the Company’s Class A common stock over any 30-consecutive trading day period during the period between the date of grant and June 30, 2024.

30

Additional Narrative Disclosure
Retirement Benefits
Our named executive officers did not participate in or have account balances in qualified or nonqualified defined benefit plans, nonqualified defined contributions plans or other nonqualified deferred compensation plans maintained by us. Our named executive officers do participate in our 401(k) plan with matching contributions on the same basis as other eligible employees.
Potential Payments Upon a Termination or Change in Control
Martell Employment Agreement
Pursuant to the Martell Agreement, Mr. Martell would be entitled to receive certain payments and benefits in connections with certain terminations of employment, as follows:
•In the event Mr. Martell is involuntarily terminated without “cause” or resigns for “good reason” not in connection with a “change in control” (each as defined in the Martell Agreement) (together, a “Martell Covered Termination”), Mr. Martell would be entitled to receive the earned, but unpaid portion of his annual bonus for the prior fiscal year (if applicable) and, subject to his execution and non-revocation of a release of claims, (i) a lump sum payment equal to 24 months of base salary, (ii) a pro-rata annual bonus based on the actual achievement of the performance objectives for the fiscal year in which termination occurs, (iii) the payment or reimbursement of healthcare premiums through the earlier of (A) 24 months or (B) the date Mr. Martell and his dependents become eligible for healthcare under another employer’s plan, (iv) acceleration of all performance-based equity awards held by Mr. Martell, based on actual performance measured to the date of such termination, with a 30-day post-termination window during which achievement of performance goals will still qualify and (v) extension of the exercise period for vested but unexercised options until the earlier of (A) one year following the date of such termination or (B) the expiration date of the option.
•Upon a Martell Covered Termination during the period beginning 3 months prior to a change in control and ending 12 months after a change in control, Mr. Martell would be entitled to receive the earned, but unpaid portion of his annual bonus for the prior fiscal year (if applicable) and, subject to his execution and non-revocation of a release of claims, (i) a lump sum payment equal to 3x the sum of his base salary plus target bonus, (ii) a pro-rata annual bonus based on the actual achievement of the performance objectives for the fiscal year in which termination occurs, (iii) full accelerated vesting of any unvested equity awards held by Mr. Martell, with any performance-based vesting criteria being deemed earned at the greater of target or actual performance through the date of termination, and (iv) the payment or reimbursement of healthcare premiums through the earlier of (A) 24 months or (B) the date Mr. Martell and his dependents become eligible for healthcare under another employer’s plan.
•In the event Mr. Martell is terminated due to Mr. Martell’s death or disability, he would be entitled to receive the earned, but unpaid portion of his annual bonus for the prior fiscal year (if applicable) and (i) a pro-rata annual bonus based on the actual achievement of the performance objectives for the fiscal year in which termination occurs, (ii) full accelerated vesting of any unvested equity awards held by Mr. Martell, with any performance-based vesting criteria being deemed earned at the greater of target or actual performance through the date of termination, and (iii) extension of the exercise period for vested but unexercised options until the earlier of (A) one year following the date of such termination or (B) the expiration date of the option.

31

Additional Narrative Disclosure
Messrs. Walsh and DerGurahian Employment Agreements
In the event Messrs. Walsh’s or DerGurahian’s employment is terminated by the Company without “cause” or by the named executive officer for “good reason” not in connection with a “change in control” (each as defined in the employment agreements), each named executive officer will be entitled to receive the earned, but unpaid portion of his annual bonus for the prior fiscal year (if applicable) and, subject to their execution and non-revocation of a release of claims, (i) a lump sum payment equal to 12 months of the named executive officer’s base salary, (ii) a pro-rata annual bonus based on the actual achievement of the performance objectives for the fiscal year in which termination occurs, (iii) the payment or reimbursement of healthcare premiums through the earlier of (A) 12 months following the named executive officer’s date of termination and (B) the date the named executive officer becomes eligible for another healthcare plan, (iv) acceleration of all performance-based equity awards, based on actual performance measured to the date of such termination, with a 30-day post-termination window during which achievement of performance goals will still qualify and (v) extension of the exercise period for vested but unexercised options until the earlier of (A) one year following the date of such termination or (B) the expiration date of the option.
If Messrs. Walsh’s or DerGurahian’s employment is terminated by the Company without “cause” or by the named executive officer for “good reason” during the period beginning 3 months prior to a change in control and ending 12 months after a change in control, then the same severance benefits will apply, except that (i) the lump sum payment will instead be equal to 1.5x the sum of the named executive officer’s base salary and target bonus, (ii) the healthcare premiums will instead be through the earlier of (A) 18 months following the named executive officer’s date of termination and (B) the date the named executive officer becomes eligible for another healthcare plan, and (iii) any unvested equity awards held by the named executive officer shall immediately vest, with any performance-based vesting criteria being deemed earned at the greater of target or actual performance through the date of termination.
In the event any payment provided to any of our named executive officers would implicate Section 280G of the Code, the named executive officer would receive either (i) payment of the full amounts to which the named executive officer is entitled or (ii) payment of such lesser amount that does not trigger excise taxes under Section 280G of the Code, whichever results in the named executive officer receiving a higher amount after taking into account all federal, state and local income, excise and employment taxes.
Incentive Units
Prior to the initial public offering, we granted incentive units that were intended to constitute “profits interests” for U.S. federal income tax purposes, and represent the right to share in any increase in the equity value of the company that exceeds a specified threshold (collectively, the “Incentive Units”). The Incentive Units were originally granted as Class X Units of LDLLC and Class V Units of LDLLC (collectively, the “Historical Incentive Units”). Following the 2018 restructuring of the Company, pursuant to which LD Holdings became the principal owner of LDLLC, all of the Historical Incentive Units were exchanged for substantially similar equity of LD Holdings (“LD Holdings Incentive Units”), and Incentive Units granted after January 1, 2019 were LD Holdings Incentive Units.

As part of the Reorganization Transactions, the LD Holdings Incentive Units were equitably adjusted and replaced with the single new class of Holdco Units held by the Trilogy Entities and immediately after such conversion was affected, each holder of the LD Holdings Incentive Units exchanged on a one-for-one basis such LD Holdings Incentive Units for TMI Units. For more information about the Reorganization Transaction and exchange rights of the TMI Units, please refer to “Reorganization Transactions” on page 40 and “Stock Ownership Information of Certain Beneficial Owners and Management”

32

Additional Narrative Disclosure
on page 37. If a named executive officer’s employment with the Company is terminated for any reason (other than in connection with a sale of the Company), all unvested TMI Units will be forfeited. If the named executive officer is terminated for “cause” (as defined in each respective grant agreement), both vested and unvested TMI Units will be forfeited. In the event of the named executive officer’s termination of employment, we will have the option to purchase some or all of the named executive officer’s vested TMI Units for the fair market value of such TMI Units on the repurchase date.

Upon a sale of the Company, any outstanding and unvested TMI Units will accelerate and vest provided that the named executive officer remains continuously employed through the date of such sale.

Anti-Hedging/Pledging Policy
loanDepot has a policy prohibiting directors, executives and employees from engaging in any form of hedging transaction (derivatives, equity swaps, forwards, etc.) in loanDepot stock, including, among other things, short sales and transactions involving publicly traded options. In addition, loanDepot’s directors, executives and employees are prohibited from holding loanDepot stock in margin accounts and from pledging loanDepot stock as collateral for loans. These policies further align directors’ and employees’ interests with those of our stockholders.

Clawback Policy
Our Company has adopted a clawback policy applicable to all executive officers, including the named executive officers, that is intended to comply with, and to be administered and interpreted consistent with the requirements of Listing Standard 303A.14 adopted by the New York Stock Exchange to implement Rule 10D-1 under the Securities Act. The policy generally provides for the recoupment of excess incentive compensation received during the three full fiscal years prior to the date that the Company is required to prepare an accounting restatement of the Company’s financial statements. In addition, under Section 304 of the Sarbanes-Oxley Act of 2002, if our Company is required to restate our financial statements due to material noncompliance with any financial reporting requirements as a result of misconduct, the chief executive officer and chief financial officer may be required to reimburse our Company for any bonus or other incentive-based or equity-based compensation received during the 12 months following the first public issuance of the non-complying document and any profits realized from the sale of securities of our Company during that twelve-month period.

33

Additional Narrative Disclosure

Equity Compensation Plan Information
The following table sets forth information about LDI Class A Shares that may be issued under equity compensation plans as of December 31, 2023.

Name	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1) (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights(2) (b)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity Compensation Plans Approved by Security Holders(3)	17,875,303	1.61	22,396,796
Equity Compensation Plans Not Approved by Security Holders(4)	4,750,000	2.72	—
Total	22,625,303	1.82	22,396,796
(1)This reflects outstanding RSU, PSUs (assuming target performance) and NQSOs as of December 31, 2023.
(2)RSUs and PSUs reflected in column (a) are not reflected in this column as they do not have an exercise price.
(3)Represents outstanding awards and LDI Class A Shares remaining available for issuance under the 2021 Plan.
(4)Represents outstanding awards and LDI Class A Shares remaining available for issuance under the loanDepot. Inc. 2022 Inducement Plan (the “Inducement Plan”). The materials terms of the Inducement Plan largely match the terms of the 2021 Plan; however awards under the Inducement Plan are intended to comply with the exemption from the stockholder approval requirement for “inducement grants” provided under Rule 303A.08 of the NYSE Listed Company Manual Rules. For more information regarding the Inducement Plan, please see Note 16 to our audited consolidated financial statements for the fiscal year ended December 31, 2023 included in our Annual Report on Form 10-K.

34

Pay Versus Performance
In accordance with the requirements of Item 402(v) of Regulation S-K, the following tables and graphs along with the accompanying footnotes and narrative provide information required by the SEC regarding executive compensation and certain measures of our performance in the fiscal years since our IPO. The amount of compensation “actually paid” set forth in the initial table is calculated in the manner set forth in the SEC regulations and may not reflect amounts realized or realizable with respect to the covered compensation.

Year	Summary Compensation Table Total for First PEO ($)(1)	Summary Compensation Table Total for Second PEO ($)(1)	Compensation Actually Paid to First PEO ($)(2)	Compensation Actually Paid to Second PEO ($)(2)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(3)	Average Compensation Actually Paid to Non-PEO NEOs ($)(2)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return ($)(4)	Net Income (Loss) ($)
2023	—	8,265,534		24,854,604	2,726,298	8,602,154	27.37	(235,512,810)
2022	4,256,105	16,411,508	2,364,455	8,432,308	6,636,443	3,460,105	12.83	(610,385,250)
2021	30,977,314	—	30,977,314	—	6,492,451	(1,337,269)	36.57	623,146,480
(1)Represents the amounts reported for Mr. Hsieh (the “First PEO”) and Mr. Martell (the “Second PEO”) in the “Total” column of the “Summary Compensation Table” in each applicable year. Mr. Hsieh served as Chairman and Chief Executive Officer in 2021 and until April 27, 2022, at which point he became the Executive Chairman through February 6, 2023. Mr. Martell joined the company as President and Chief Executive Officer on April 27, 2022.
(2)SEC rules require certain adjustments be made to the “Summary Compensation Table” totals to determine “compensation actually paid” as reported in the “Pay Versus Performance” table above. For purposes of the equity award adjustments shown below, no equity awards were cancelled as result of a failure to meet vesting conditions. The valuation assumptions used to calculate fair values for purposes of the compensation actually paid calculation did not materially differ from those disclosed at the time of grant (as applicable). For purposes of the dividends paid on equity awards, the compensation actually paid amount includes dividends paid upon the vesting of RSUs during the period, that were previously declared on unvested awards, and RSUs that are paid upon meeting the service period requirement and vesting. The following table details the applicable adjustments to the amount in the “Total” column of the “Summary Compensation Table” in 2023 that were made to determine “compensation actually paid” (amounts are averages for the Other NEOs):

Year	Name	Summary Compensation Table Total ($)	Deduct “Stock Awards” and “Option Awards” reported in Summary Compensation Table ($)	Add Year- End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year ($)	Add (Deduct) Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years ($)	Add Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Add (Deduct) Year over Year Change in Fair Value of Equity Awards Granted in Prior Years which Vested in the Year ($)	Add Value of any Dividends or Other Earnings Paid in the Year ($)	Compensation Actually Paid ($)
2023	Frank Martell (PEO)	8,265,534	(6,355,633)	11,607,824	10,521,879	—	815,000	—	24,854,604
	Other NEOs	2,726,298	—	—	1,872,197	—	3,729,989	273,670	8,602,154
The compensation actually paid related to 2021 was determined based on the change in fair value from the Company’s share price on February 11, 2021, the date of the company’s initial public offering
(3)Represents the average of the amounts reported for the named executive officers (NEOs) as a group (excluding the First PEO and Second PEO) in the “Total” column of the “Summary Compensation Table” in each applicable year. The names of each of the NEOs included for these purposes for 2023, 2022, and 2021 are Messrs. Walsh and DerGurahian.
(4)Total shareholder return is calculated by dividing (a) the sum of (i) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (ii) the difference between the Company’s share price at the end of each fiscal year shown and the beginning of the measurement period by (b) the Company’s share price at the beginning of the measurement period. The beginning of the measurement period for each year in the table is February 11, 2021, the date of the company’s initial public offering.
Relationship Between Pay and Performance
The company’s executive compensation program reflects a variable pay for performance philosophy, with a large portion of each NEO’s compensation considered “at risk” and subject to variability with

35

Pay Versus Performance
the Company’s performance, including stock price performance. The company generally seeks to incentivize long-term performance, and therefore does not specifically align the company’s performance measures with “compensation actually paid” (as computed in accordance with SEC rules) for a particular year. In accordance with SEC rules, the Company is providing the following descriptions of the relationships between certain information presented in the Pay Versus Performance table during the period covered thereby. Amounts shown below for the “compensation actually paid” to the PEOs is based on the aggregate “compensation actually paid” to Messrs. Hsieh and Martell.

CAP vs Total Shareholder Return
Compensation Actually Paid ("CAP") $000's
Total Shareholder Return Value of Initial Fixed $100 Investment
$40,000
$30,000
$20,000
$10,000
$-
$(10,000)
$40
$30
$20
$10
$-
$(10)
2021
2022
2023
CAP to PEO
Average CAP to Non-PEO NEOs
Company TSR

CAP vs Net Income (Loss)
$50,000
$40,000
$30,000
$20,000
$10,000
$-
$(10,000)
$(20,000)
$(30,000)
$(40,000)
$(50,000)
Compensation Actually Paid ("CAP") $000's
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$-
$(100,000)
$(200,000)
$(300,000)
$(400,000)
$(500,000)
$(600,000)
Net Income (Loss) $000's
2021
2022
2023
CAP to PEO
Average CAP to Non-PEO NEOs
Net Income (Loss)

36

Stock Ownership Information of Certain Beneficial Owners and Management
The following table sets forth information as of March 15, 2024 (or as of the date otherwise indicated below), concerning beneficial ownership by:
•each person known to us to beneficially own more than 5% of any class of our outstanding common stock;
•our directors and director nominees;
•each of the named executive officers listed in the “Summary Compensation Table”; and
•all of our directors and executive officers as a group.
Certain of our officers and directors (each, a “Continuing Member”, and as a group, the “Continuing Members”) hold their equity indirectly through one or more management holding companies, Trilogy Management Investors Six, LLC (“TMI 6”), Trilogy Management Investors Seven, LLC (“TMI 7”), or Trilogy Management Investors Eight, LLC (“TMI 8” and together with TMI 6 and TMI 7, each are referred to herein as a “Trilogy Entity,” and together, the “Trilogy Entities”). Upon such equity being granted by our subsidiary holding company, LD Holdings Group LLC (“LD Holdings”) to the Continuing Members, the units of LD Holdings (“Historical Holdco Units”) being granted were immediately contributed to and exchanged for an equal number of units of the applicable Trilogy Entity (“TMI Units”). As part of our IPO restructure, all of the outstanding Historical Holdco Units (including those held by the Trilogy Entities) were equitably adjusted and converted into and exchanged for a number of Class A Common Units of LD Holdings (the “Holdco Units”), and the Company also issued to each Trilogy Entity that number of shares of Class C common stock that was equal to the number of Holdco Units held by each respective Trilogy Entity.
Continuing Members have the right to redeem units of the Trilogy Entities that can be exercised in whole or in part. Upon surrender of the applicable Trilogy Entity’s units (“Surrendered TMI Units”), the Continuing Member directs the Trilogy Entity to convert a number of Class C common stock (together with an equal number of Holdco Units) equal to the Surrendered TMI Units in exchange for LDI’s issuance to the Continuing Member of LDI Class A Shares on a one-for-one basis, subject to approval of the LDI Board of Directors. Anthony Hsieh, our founder and Chairman, is the sole manager of each of the Trilogy Entities and has sole voting power over the Class C common stock they hold until such shares are converted and issued as LDI Class A Shares to the Continuing Members (together the “Hsieh Stockholders”). While the Class C common stock held by the Trilogy Entities for the benefit of our executive officers and directors are not reflected in the table below, footnote 6 to the table provides further detail.
Beneficial ownership is determined in accordance with SEC rules. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to such securities or have the right to acquire such voting power or investment power within 60 days. Except as otherwise indicated, all persons listed below have sole voting and investment power with respect to the shares beneficially owned by them, subject to applicable

37

Stock Ownership Information of Certain Beneficial Owners and Management
community property laws. Except as otherwise indicated, the address for each beneficial owner listed in the table below is c/o loanDepot.com, LLC, 6561 Irvine Center Drive, Irvine, California 92618.

	Class A Common Stock Beneficially Owned(1)(2)		Class C Common Stock Beneficially Owned(1)(2)		Class D Common Stock Beneficially Owned(1)(2)		Combined Voting Power(1)(2)
Name of Beneficial Owner	#	%	#	%	#	%	%
Certain Stockholders
PCP Managers GP, LLC(3)	4,116,815	4.9%	3,388,886	2.4%	97,026,671	100.0%	39.4%
The Vanguard Group(4)	4,442,613	5.2%	—	—%	—	—%	*
Cannell Capital LLC (5)	4,330,177	5.1%	—	—%	—	—%	*
Directors and Named Executive Officers
Frank Martell(10)	643,181	0.8%	—	—%	—	—%	*
Jeff Walsh(6)(7)	3,915,394	4.6%	—	—%	—	—%	*
Jeff DerGurahian(6)(7)	6,098,664	7.2%	—	—%	—	—%	*
Anthony Hsieh(2)(6)(8)	4,288,218	5.1%	139,748,501	97.6%	—	—%	54.7%
Brian Golson(3)(9)	see footnotes		—	—%	—	—%	*
Andrew Dodson(3)(9)	see footnotes		—	—%	—	—%	*
John Dorman	307,831	0.4%	—	—%	—	—%	*
Dawn Lepore(6)(7)	160,701	0.2%	—	—%	—	—%	*
John Lee	149,673	0.2%	—	—%	—	—%	*
Steven Ozonian	44,013	0.1%	—	—%	—	—%	*
Pamela Patenaude	169,276	0.2%	—	—%	—	—%	*
Executive Officers and Directors as a Group (16 persons)(6)(7)(10)	29,769,133	35.1%	143,137,387	100.0%	97,026,671	100%	95.7%
*Less than one percent.
(1)Each holder of Class C common stock and Class D common stock is entitled to 5 votes per share and each holder of Class A common stock and Class B common stock is entitled to one vote per share on all matters submitted to our stockholders for a vote. Our Class B common stock and Class C common stock do not have any of the economic rights (including rights to dividends and distributions upon liquidation) associated with our Class A common stock and Class D common stock. No shares of Class B common stock are currently issued and outstanding.
(2)Percentage of voting power represents voting power with respect to all shares of our Class A common stock, Class B common stock, Class C common stock and Class D common stock voting together as a single class (subject to class-specific weightings) and as calculated on a fully diluted basis. Mr. Hsieh’s Combined Voting Power (as reported in the table above) reflects Mr. Hsieh’s right to vote the shares held by the Trilogy Entities in his role as manager of each Trilogy Entity, resulting in Voting Power in excess of his share count (which includes shares held directly and indirectly in the Company).
(3)This information is based on the latest information available to the Company. Includes 4,116,815 shares of Class A and 97,026,671 shares of Class D common stock owned by the Parthenon Stockholders and 3,388,886 shares of Class C common stock owned by PCP Managers, L.P. Parthenon Capital Partners Fund II, L.P., Parthenon Capital Partners Fund, L.P., PCP Partners IV LP, Parthenon Investors IV, L.P., PCap Partners III LLC, and Parthenon Investors III, L.P. are collectively referred to herein as the “Parthenon Stockholders.” PCP Managers GP, L.P. has voting and investment power over the shares of loanDepot, Inc. stock owned by the Parthenon Stockholders by virtue of its role as general partner of PCP Managers, L.P. which is the general partner or managing member of Parthenon Capital Partners Fund II, L.P., Parthenon Capital Partners Fund, L.P., PCP Partners IV LP which is also the general partner of Parthenon Investors IV, L.P., and PCap Partners III LLC which is also the general partner of Parthenon Investors III, L.P. Brian P. Golson is a Managing Partner of PCP Managers GP, LLC and also serves as a Co-CEO and a Managing Partner at Parthenon Capital, an affiliate of each of the Parthenon Stockholders and PCP Managers, L.P. Andrew C. Dodson serves as Managing Partner at Parthenon Capital. Each of the above listed persons may be deemed to beneficially own the securities owned of record by the Parthenon Stockholders and PCP Managers, L.P. Each of the above listed persons may be deemed to beneficially own the securities owned of record by the Parthenon Stockholders and PCP Managers, L.P. However, each expressly disclaims beneficial ownership of such securities, except to the extent of his or its pecuniary interest therein. The address for the foregoing persons is c/o Parthenon Capital Partners, Four Embarcadero Center, Suite 3610, San Francisco, California 94111.
(4)This information is as of December 29, 2023, based on information provided in a Schedule 13G/A filed on February 13, 2024. The Vanguard Group has sole voting power with respect to none of the reported shares, shared voting power with respect to none of the

38

Stock Ownership Information of Certain Beneficial Owners and Management
reported shares, sole investment power with respect to 4,410,563 of the reported shares, and shared investment power with respect to 32,050 of the reported shares. The address for The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.
(5)This information is as of December 31, 2023, based on information provided in a Schedule 13G filed on February 13, 2024. Cannell Capital LLC has sole voting power with respect to none of the reported shares, shared voting power with respect to 4,330,177 of the reported shares, sole investment power with respect to none of the reported shares, and shared investment power with respect to 4,330,177 of the reported shares. The address for Cannell Capital LLC is 245 Meriwether Circle, Alta, WY 83414.
(6)Except for affiliates of Anthony Hsieh, shares of Class C common stock held for the benefit of certain Executive Officers and Directors are done so through intermediate holding entities, TMI 6, TMI 7, and TMI 8. The Trilogy Entities are controlled and managed by Mr. Hsieh, who holds an economic interest in TMI 6 only.
(7)Excludes shares of Class C common stock held by the Trilogy Entities for the benefit of the following individuals who have a right to direct the conversion of shares of Class C common stock and issuance of an equal number of LDI Class A Shares to such individual, subject to Board approval: Mr. Walsh – 337,347, Mr. DerGurahian – 1,598,390, Ms. Lepore – 147,130, and other Officers totaling 92,605.
(8)Mr. Hsieh’s holdings consist of (i) 4,288,218 shares of Class A common stock, (ii) 8,114,521 shares of Class C common stock held by The JLSSAA Family Trust, (iii) 4,310,497 shares of Class C common stock held by JLSA, LLC, (iv) 48,945,633 shares of Class C common stock held by Trilogy Mortgage Holdings, Inc., (v) 70,088,026 shares of Class C common stock held by TMI 6, (vi) 7,824,728 shares of Class C common stock held by TMI 7 and (vii) 465,096 shares of Class C common stock held by TMI 8. Mr. Hsieh is deemed to have beneficial ownership and voting and investment power over the securities held by JLSA, LLC, The JLSSAA Family Trust, Trilogy Mortgage Holdings, Inc. and the Trilogy Entities.
(9)Mr. Golson and Mr. Dodson serve as Directors of the company in their capacity as representatives of Parthenon Capital and its affiliates. See footnote 3 for further detail.
(10)Within sixty (60) days of the record date, Mr. Martell is expected to vest 250,000 RSUs and 250,000 NQSOs, Mr. DerGurahian is expected to vest 53,290 TMI units, Mr. Walsh is expected to vest 35,526 TMI units, and Mr. Binowitz is expected to vest 7,722 TMI units.

Delinquent Section 16(a) Reports
Section 16(a) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), requires loanDepot’s directors, certain officers and persons who own more than 10% of a registered class of loanDepot’s equity securities, to file reports of securities ownership and changes in such ownership with the SEC.

To our knowledge, based solely on our review of Forms 3, 4 and 5 filed with the SEC or written representations that no Form 5 was required, during the year ended December 31, 2023, we believe that our directors, officers and persons who beneficially own more than 10% of a registered class of our equity securities timely filed all reports required under Section 16(a) of the Exchange Act, except for the following five transactions and one disclosure of initial beneficial ownership that were reported late due to inadvertent administrative errors: (i) one Form 4 reporting Nicole Carrillo’s settlement of RSUs in Class A Common Stock and associated share withholding; (ii) one Form 3 reporting Steven Ozonian’s initial beneficial ownership; (iii) one Form 4 reporting Frank Martell’s settlement of RSUs in Class A Common Stock and associated share withholding; and (iv) one Form 4 reporting Dan Binowitz’s sale of Class A common stock.

39

Related Party Transaction
Policies and Procedures
We have adopted policies and procedures whereby our Audit Committee is responsible for reviewing and approving transactions between us or any of our subsidiaries and any related person (defined to include our executive officers, directors or director nominees, any stockholder beneficially owning in excess of 5% of our stock or securities exchangeable for our stock, and any immediate family member of any of the foregoing persons) in which one or more of such related persons has a direct or indirect material interest. In reviewing and approving related person transactions, our Audit Committee considers the relevant facts and circumstances available. Any member of the Audit Committee who is a related person with respect to a transaction under review will not be permitted to participate in the deliberations or vote on approval or disapproval of the transaction. In addition, our general code of ethics requires that all of our employees and directors inform the Company of any material transaction or relationship that comes to their attention that could reasonably be expected to create a conflict of interest. Further, at least annually, each director and executive officer will complete a detailed questionnaire that asks questions about any business relationship that may give rise to a conflict of interest and all transactions in which we are involved and in which the executive officer, a director or a related person has a direct or indirect material interest.
Other than the transactions described below, there have been no other related party transactions that require disclosure under the SEC rules since the beginning of our last two completed fiscal years.
Reorganization Transactions
Prior to the IPO, we completed a reorganization by changing our equity structure to create a single class of equity units in LD Holdings (the “Reorganization Transactions”). Prior to the Reorganization Transactions, our capital structure consisted of different classes of membership interests held by the members of LD Holdings (including the Trilogy Entities). The equity interests of LD Holdings were then equitably adjusted and exchanged for Holdco Units and LDI issued an equal number of Class C common stock to the holders of Holdco Units. The Continuing Members through their ownership of TMI Units have the right to cause the applicable Trilogy Entity to exchange on their behalf both one Holdco Unit and one share of Class B common stock or Class C common stock, as applicable, for cash or one LDI Class A Share at our election, subject to customary conversion rate adjustments for stock splits, stock dividends, and reclassifications. In addition, in connection with the IPO and the Reorganization Transactions, our private equity sponsor, Parthenon Capital Partners exchanged their equity interest in LD Holdings for shares of LDI’s Class D common stock.

Registration Rights and Stockholders Agreements
We are party to a Registration Rights Agreement, dated February 11, 2021, under which we may be required to register the sale of shares of our Class A common stock held by the Hsieh Stockholders and the Parthenon Stockholders. The registration rights agreement also requires us to make available and keep effective shelf registration statements permitting sales of shares into the market from time to time over an extended period. In addition, the Hsieh Stockholders and the Parthenon Stockholders have the ability to exercise certain demand registration rights and/or piggyback registration rights in connection with registered offerings requested by any of such holders or initiated by us.

40

Related Party Transactions
Additionally, we are party to a Stockholders Agreement, amended as of April 21, 2022, with the Hsieh Stockholders and the Parthenon Stockholders (and their respective permitted transferees thereunder party thereto from time to time). Pursuant to the Stockholders Agreement, the Parthenon Stockholders have (i) the right to designate two nominees for election to the Board so long as such group owns at least 15% of the total voting power of our common stock, and (ii) otherwise one nominee for election to the Board so long as such group owns at least 5% of the total voting power of our common stock. Additionally, the Hsieh Stockholders, have (i) the right to designate two nominees for election to the Board so long as such group owns at least 5% of the total voting power of our common stock, and (ii) upon the Parthenon Stockholders’ ceasing to own more than 15% of the total voting power of our common stock, the Hsieh Stockholders shall have the right to designate an additional nominee to the Board so long as (a) such nominee is independent under the NYSE listing standards and (b) the Hsieh Stockholders own greater than 25% of the total voting power of our common stock. The Hsieh Stockholders and the Parthenon Stockholders each additionally agreed to take all necessary action (to the extent such actions are permitted by applicable law and, in the case of any action by the Company that requires a vote or other action on the part of the Board, to the extent such action is consistent with the fiduciary duties that the Company’s directors have in such capacity), including voting their respective shares of common stock, to cause the election of the directors nominated by such other group in accordance with the terms of the Stockholders Agreement, and will each be entitled to propose the replacement for any of its Board designees whose Board service ceases for any reason; provided such person is qualified to serve in such capacity, as determined by the Board in its reasonable discretion. Subject to having the right to designate at least one director for nomination under the Stockholders Agreement and subject to applicable laws and stock exchange regulations, the Hsieh Stockholders have certain designation rights with respect to the Compensation Committee and the Nominating and Corporate Governance Committee, and the Parthenon Stockholders have certain designation rights with respect to any mergers and acquisition, capital markets or similar committee. The Stockholders Agreement also provides that, as long as the Hsieh Stockholders have the right to designate at least one director for nomination under the Stockholders Agreement, the Company and stockholders will take necessary action (as described above) that Mr. Hsieh shall be the Chairman of the Board and a Class III director, and there shall be no lead independent director without the prior written approval of the Hsieh Stockholders. Pursuant to the Stockholders Agreement, the Company also agreed to provide the Hsieh Stockholders with certain preemptive rights on the issuance of additional common stock, or other equity securities of the Company convertible into, exercisable for or exchangeable into common stock, subject to certain exceptions.
In connection with the Cooperation Agreement (as defined below), the Hsieh Stockholders and the Parthenon Stockholders each agreed to waive the limitation on the size of the Board provided in the Stockholders Agreement, to the extent necessary to permit the Board to appoint Mr. Ozonian as provided in the Cooperation Agreement.

Hsieh Settlement and Cooperation Agreements
We are party to a settlement and cooperation agreement, dated as of April 4, 2023, with the Hsieh Stockholders (the “Cooperation Agreement”). Pursuant to the Cooperation Agreement, the Board was increased from eight directors to nine, Steven Ozonian was appointed to our Board on April 4, 2023 and re-elected by stockholders at the 2023 Annual Meeting along with Mr. Dodson and Ms. Patenaude. Pursuant to the Cooperation Agreement, as of the record date for the 2024 annual meeting of stockholders, the Hsieh Stockholders had not directly or indirectly sold more than 5% of the aggregate number of Class A common stock and Class C common stock beneficially owned by the Hsieh Stockholders as of the date of the Cooperation Agreement (subject to certain exceptions),

41

Related Party Transactions
and, therefore, the Board has (i) decreased the size of the Board from nine to eight directors effective as of the 2024 annual meeting of stockholders and (ii) nominated for election at the 2024 annual meeting of stockholders as Class III directors, with terms expiring at the 2027 annual meeting of stockholders, Anthony Hsieh and Brian Golson (or any other designee of the Parthenon Stockholders).
As part of the Cooperation Agreement, the Hsieh Stockholders agreed, among other things, (i) to customary standstill provisions until 30 days prior to the deadline for the submission of stockholder nominations for directors for the Company’s 2025 annual meeting of stockholders pursuant to the Company’s Bylaws and (ii) to vote their shares in favor of the Board’s slate of directors at the 2023 annual meeting of stockholders and 2024 annual meeting of stockholders.

In connection with the Cooperation Agreement, the Company and Anthony Hsieh also entered into a settlement agreement and release, dated April 4, 2023, pursuant to which the Company paid Mr. Hsieh $857,000 and certain other amounts, which were disclosed and included in the 2022 Summary Compensation Table, in consideration for Mr. Hsieh providing the Company a general release of claims.
Tax Receivable Agreement
The members of LD Holdings (excluding LD Investment Holdings, Inc.) prior to our initial public offering (the “Continuing Members”) may from time to time (subject to the terms of the Holdings LLC Agreement regarding exchange rights) exchange an equal number of Holdco Units and shares of Class B and Class C common stock for cash or for shares of Class A common stock of loanDepot, Inc. on a one-for-one basis, at our election. LD Holdings (and each of its subsidiaries classified as a partnership for federal income tax purposes) made an election under Section 754 of the Code effective for the 2021 taxable year and each subsequent taxable year in which an exchange of Holdco Units and shares of Class B and Class C common stock for shares of Class A common stock occurs. Our purchase of Holdco Units, in connection with our initial public offering, from certain owners of Holdco Units (the “Exchanging Members”) and the exchanges of Holdco Units and shares of Class B and Class C common stock for shares of Class A common stock are expected to result, with respect to loanDepot, Inc., in increases in the tax basis of the assets of LD Holdings that otherwise would not have been available. These increases in tax basis may reduce the amount of tax that loanDepot, Inc. would otherwise be required to pay in the future. These increases in tax basis may also decrease gains (or increase losses) on future dispositions of certain assets to the extent tax basis is allocated to those assets.
We are part to a tax receivable agreement with the Parthenon Stockholders, Parthenon affiliates owning Holdco Units and certain of the Continuing Members, as part of the consideration received by such Continuing Members in exchange for the sale of Holdco Units to loanDepot, Inc., that will provide for the payment from time to time by loanDepot, Inc. to such parties or their permitted assignees of 85% of the amount of the tax benefits, if any, that loanDepot, Inc. realizes or under certain circumstances (such as a change of control) is deemed to realize as a result of (i) the aforementioned increases in tax basis, (ii) any incremental tax basis adjustments attributable to payments made pursuant to the tax receivable agreement and (iii) any deemed interest deductions arising from payments made by us under the tax receivable agreement. These payment obligations are obligations of loanDepot, Inc. and not of LD Holdings. For purposes of the tax receivable agreement, subject to certain exceptions noted below, the benefit deemed realized by loanDepot, Inc. generally will be computed by comparing the actual income tax liability of loanDepot, Inc. (calculated with certain assumptions) to the amount of such taxes that loanDepot, Inc. would have been required to pay had there been no increase to the tax basis of the assets of LD Holdings as a result of our

42

Related Party Transactions
purchase of Holdco Units from the Exchanging Members in connection with our initial public offering and the exchanges of Holdco Units and had loanDepot, Inc. not derived any tax benefits in respect of payments made under the tax receivable agreement. The term of the tax receivable agreement will continue until all such tax benefits have been utilized or deemed utilized or expired, unless we materially breach any of our material obligations under the agreement, elect an early termination of the agreement or undergo a change of control. Estimating the amount of payments that may be made under the tax receivable agreement is by its nature imprecise, insofar as the calculation of amounts payable depends on a variety of factors. The actual increase in tax basis, as well as the amount and timing of any payments under the tax receivable agreement, will vary depending upon a number of factors, including:
•the timing of any subsequent exchanges of Holdco Units – for instance, the increase in any tax deductions will vary depending on the fair value, which may fluctuate over time, of the depreciable or amortizable assets of LD Holdings at the time of each exchange;
•the price of shares of our Class A common stock at or around the time of the exchange—the increase in any tax deductions, as well as the tax basis increase in other assets, of LD Holdings is affected by the price of shares of our Class A common stock at the time of the exchange;
•the extent to which such exchanges are taxable – if an exchange is not taxable for any reason, increased deductions will not be available;
•the amount and timing of our income – loanDepot, Inc. generally will be required to pay 85% of the deemed benefits as and when deemed realized; and
•the allocation of basis increases among the assets of LD Holdings and certain tax elections affecting depreciation.

Assuming no material changes in the relevant tax law and that we earn sufficient taxable income to realize all tax benefits that are subject to the tax receivable agreement, we expect that the tax savings associated with the purchase of Holdco Units from the Exchanging Members in connection with future exchanges of Holdco Units and Class B Common Stock as described above would aggregate to approximately $322.7 million over the 15 years ending on December 31, 2038 assuming that all future exchanges of Holdco Units occurred on December 31, 2023 based on the Class A Common stock price on that date. Under such scenario, we would be required to pay to the Parthenon Stockholders, Parthenon affiliates owning Holdco Units and certain of the Continuing LLC Members or their permitted assignees approximately 85% of such amount, or approximately $274.3 million, over the 15 years ending on December 31, 2038. The Company paid $2.6 million in 2022 of which $1.2 million was paid to Mr. Hsieh and $1.4 million was paid to the Parthenon Stockholders, and $0 for each of the year ended December 31, 2023 and 2024 to date. We note, however, that the analysis set forth above assumes no material changes in the relevant tax law. We are not able to predict the specific effect of such future tax legislation on this analysis.
If LD Holdings does not have taxable income, loanDepot, Inc. generally is not required to make payments under the tax receivable agreement for that taxable year because no benefit actually will have been realized. Nevertheless, any tax benefits that do not result in realized benefits in a given tax year likely will generate tax attributes that may be utilized to generate benefits in previous or future tax years and the utilization of such tax attributes will result in payments under the tax receivable agreement. We expect that the payments that we may make under the tax receivable agreement will be substantial. There may be a material negative effect on our liquidity if, as a result of timing discrepancies or otherwise, (a) the payments under the tax receivable agreement exceeded the actual benefits we realize in respect of the tax attributes subject to the tax receivable agreement and/

43

Related Party Transactions
or (b) distributions to loanDepot, Inc. by LD Holdings are not sufficient to permit loanDepot, Inc. to make payments under the tax receivable agreement after it has paid its taxes and other obligations. loanDepot, Inc.’s obligations pursuant to the tax receivable agreement will rank pari passu with its other general trade credit obligations. The payments under the tax receivable agreement are not conditioned upon any recipient’s continued ownership of us or LD Holdings. The Parthenon Stockholders, Parthenon affiliates owning Holdco Units and certain of the Continuing Members will receive payments under the tax receivable agreement until such time that they validly assign or otherwise transfer their rights to receive such payments.
The effects of the tax receivable agreement on our consolidated balance sheet upon purchase or exchange of Holdco Units are as follows:
•we will record an increase in deferred tax assets for the estimated income tax effects of the increase in the tax basis of the assets owned by loanDepot, Inc. based on enacted federal, state and local income tax rates at the date of the exchange or purchase. To the extent we estimate that we will not realize the full benefit represented by the deferred tax asset, based on an analysis of expected future earnings, we will reduce the deferred tax asset with a valuation allowance;
•we will record an increase in liabilities for 85% of the estimated realizable tax benefit resulting from (i) the increase in the tax basis of the purchased or exchanged interests as noted above and (ii) certain other tax benefits subject to the tax receivable agreement; and
•we will record an increase to additional paid-in capital in an amount equal to the difference between the increase in deferred tax assets and the increase in liability due to the Parthenon Stockholders and certain of the Continuing Members under the tax receivable agreement. The amounts to be recorded for both the deferred tax assets and the liability for our obligations under the tax receivable agreement have been estimated. All of the effects of changes in any of our estimates after the date of the exchange or purchase will be included in our net income. Similarly, the effect of subsequent changes in the enacted tax rates will be included in net income.
Payments under the tax receivable agreement will be based on the tax reporting positions that we determine in accordance with the tax receivable agreement. Although we do not currently anticipate that the IRS would have a basis for a successful challenge with respect to a tax basis increase, we will not be reimbursed for any payments previously made under the tax receivable agreement if the IRS subsequently disallows part or all of the tax benefits that gave rise to such prior payments, although future payments under the tax receivable agreement will be reduced on account of such disallowances. As a result, in certain circumstances, payments could be made under the tax receivable agreement that are significantly in excess of the benefits that we actually realize in respect of (a) the increases in tax basis resulting from our purchases or exchanges of Holdco Units (b) any incremental tax basis adjustments attributable to payments made pursuant to the tax receivable agreement and (c) any deemed interest deductions arising from our payments under the tax receivable agreement. Decisions made by the Parthenon Stockholders and the Continuing Members in the course of running our business, such as with respect to mergers, asset sales, other forms of business combinations or other changes in control, may influence the timing and amount of payments that we are required to make under the tax receivable agreement. For example, the earlier disposition of assets following an exchange or acquisition transaction generally will accelerate payments under the tax receivable agreement and increase the present value of such payments, and the disposition of assets before an exchange or acquisition transaction will increase the Parthenon Stockholders’ and the Continuing Members’ tax liability without giving rise to any obligations to make payments under the tax receivable agreement. Payments generally are due under the tax receivable agreement within

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Related Party Transactions
a specified period of time following the filing of our tax return for the taxable year with respect to which the payment obligation arises, although interest on such payments will begin to accrue at a rate of LIBOR (or, in the absence of LIBOR, the Secured Overnight Financing Rate) plus 100 basis points from the due date (without extensions) of such tax return.
Additionally the tax receivable agreement provides that (1) in the event that we materially breach any of our material obligations under the agreement, whether as a result of failure to make any payment, failure to honor any other material obligation required thereunder or by operation of law as a result of the rejection of the agreements in a bankruptcy or otherwise, (2) if, at any time, we elect an early termination of the agreement, or (3) upon a change of control of the Company, our (or our successor’s) obligations under the agreements (with respect to all Holdco Units, whether or not such units have been exchanged or acquired before or after such election) would accelerate and become payable in a lump sum amount equal to the present value of the anticipated future tax benefits calculated based on certain assumptions. These assumptions will include the assumptions that (i) we (or our successor) will have sufficient taxable income to fully utilize the deductions arising from the increased tax deductions and tax basis and other benefits subject to the tax receivable agreement, (ii) we (or our successor) will utilize any loss carryovers generated by the increased tax deductions as quickly as allowable by law, and (iii) LD Holdings and its subsidiaries will sell certain nonamortizable assets (and realize certain related tax benefits) no later than a specified date. As a result of the foregoing, if we materially breach a material obligation under the agreement, experience a change of control, or if we elect to terminate the agreement early, we would be required to make an immediate lump sum payment equal to the present value of the anticipated future tax savings, which payment may be made significantly in advance of the actual realization of such future tax savings. In these situations, our obligations under the tax receivable agreement could have a substantial negative impact on our liquidity. There can be no assurance that we will be able to fund or finance our obligations under the tax receivable agreement.
Additionally, the obligation to make tax receivable payments based on these assumptions upon a change of control may deter potential acquirers, which could negatively affect our stockholders’ potential returns.
Limited Liability Company Agreement of LD Holdings
loanDepot, Inc. holds a significant equity interest in LD Holdings and is entitled to appoint the board of managers of LD Holdings. Accordingly, loanDepot, Inc. operates and controls all of the business and affairs of LD Holdings and, through LD Holdings and its operating entity subsidiaries, conducts our business.
The LD Holdings LLC Agreement provides for Holdco Units. Under the Holdings LLC Agreement, the board of managers of LD Holdings has the right to determine when distributions (other than tax distributions) will be made to unitholders of LD Holdings and the amount of any such distributions. If a distribution with respect to Holdco Units is authorized, such distribution will be made to the holders of Holdco Units pro rata based on their holdings of Holdco Units.
The holders of Holdco Units, including loanDepot, Inc., will incur U.S. federal, state and local income taxes on their proportionate share of any taxable income of LD Holdings. Net profits and net losses of LD Holdings will generally be allocated to the holders of Holdco Units (including loanDepot, Inc.) pro rata in accordance with their respective share of the net profits and net losses of LD Holdings. The Holdings LLC Agreement will provide for cash distributions, which we refer to as “tax distributions,” based on certain assumptions, to the holders of Holdco Units (including loanDepot, Inc.) pro rata based on their Holdco Units. Generally, these tax distributions to holders of Holdco Units will be an amount equal to our estimate of the taxable income of LD Holdings, net of taxable losses, allocable

45

Related Party Transactions
per Holdco Unit multiplied by an assumed tax rate equal to the highest effective marginal combined U.S. federal, state and local income tax rate prescribed for an individual or corporation resident in California (based on the character and source of the taxable income actually recognized). However, because tax distributions will be determined based on the holder of Holdco Units who is allocated the largest amount of taxable income on a per unit basis, LD Holdings may be required to make tax distributions that, in the aggregate, may exceed the amount of taxes that LD Holdings would have paid if it were taxed on its net income at the assumed rate. Any distributions will be subject to available cash and applicable law.
In addition, in certain circumstances, to the extent that tax distributions made to loanDepot, Inc. exceed the actual tax liability to which loanDepot, Inc. is subject from time to time, such “excess” tax distributions will be contributed to and used by LD Holdings and its operating entity subsidiaries for working capital, liquidity and other operating needs.
Under the Holdings LLC Agreement, the Continuing Members (or certain permitted transferees thereof) will have the right, subject to the terms of the Holdings LLC Agreement, to exchange their Holdco Units (together with a corresponding number of shares of Class B common stock or Class C common stock, as applicable) for cash or shares of our Class A common stock on a one-for-one basis (at our election), subject to customary conversion rate adjustments for stock splits, stock dividends, reclassifications and other similar transactions. The Holdings LLC Agreement will provide that as a general matter a Continuing LLC Member will not have the right to exchange Holdco Units if we determine that such exchange would be prohibited by law or regulation or would violate other agreements with us to which the Continuing LLC Member may be subject. We may impose additional restrictions on exchange that we determine to be necessary or advisable so that LD Holdings is not treated as a “publicly traded partnership” for U.S. federal income tax purposes. As a Continuing LLC Member exchanges Holdco Units for shares of Class A common stock, the number of Holdco Units held by loanDepot, Inc. is correspondingly increased as it acquires the exchanged Holdco Units, and a corresponding number of shares of Class B common stock or Class C common stock, as applicable, are cancelled.
Other Related Party Transactions
The Company employed two individuals who provided aircraft-related services to Mr. Hsieh and JLSSAA LLC, a company controlled by Mr. Hsieh. Total compensation of these individuals totaled $196,993 in 2022. Their employment was terminated in 2022 and no additional payments had been made since then.

Blocker Tax Refund
In connection with the merger of a previous holding entity, LD Investment Holdings, Inc. (“Parthenon Blocker”), with loanDepot, Inc. as part of loanDepot’s reorganization concurrent with its initial public offering on February 11, 2021, the Company agreed to pay affiliates of Parthenon Capital, who owned the stock of Parthenon Blocker, certain tax refunds to Parthenon Blocker, which are expected to consist of up to $3.5 million of excess federal and state income tax payments previously paid by Parthenon Blocker. The Company paid $3.3 million for the year ended December 31, 2023, $3.1 million for the year ended December 31, 2022 and nothing for the 2024 year to date. The Company does not owe any additional refunds to Parthenon as all tax refunds were paid as of the year ended December 31, 2023.

46

Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm
Our Audit Committee has appointed Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. Although stockholder ratification of the appointment of Ernst & Young LLP is not required by law, we are submitting the appointment to our stockholders for ratification as a matter of good corporate governance. If stockholders do not ratify the appointment of Ernst & Young LLP, the audit committee will reconsider the appointment. Even if stockholders ratify the appointment of Ernst & Young LLP, the audit committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change would be in the best interests of the Company and its stockholders.
Representatives of Ernst & Young LLP are expected to attend the Annual Meeting, will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.
Selection and Oversight of External Auditor
The Audit Committee appoints, compensates, oversees, and manages loanDepot’s relationship with its independent registered public accounting firm, which reports directly to the Audit Committee.
EY has served as loanDepot’s independent registered public accounting firm since our inception in February 2021. In selecting loanDepot’s independent registered public accounting firm, the Audit Committee assesses the firm’s qualifications and performance; the quality and candor of their communications with the Audit Committee and the Company; their independence; their objectivity and professionalism; the benefits of audit firm or lead partner rotations; and the comprehensiveness of evaluations of internal controls. Each year, the Audit Committee considers the relative costs, benefits, challenges, and other potential impacts of selecting a different independent public accounting firm.
In accordance with SEC rules, audit partners are subject to rotation requirements to limit the number of consecutive years an individual partner may provide service to our Company. For lead audit partners, the Audit Committee requires a regular rotation of the lead audit partner at the Company’s independent auditor and consideration of the regular rotation of the accounting firm serving as loanDepot’s independent auditor. The process for consideration and selection of loanDepot’s lead audit partner pursuant to this rotation policy involves a comprehensive review process in which management and the chair of the Audit Committee participate.
The board of directors recommends that you vote “FOR” the ratification of Ernst & Young LLP.

47

Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm
Principal Accounting Fees and Services
The following table shows the fees billed to loanDepot for services rendered by Ernst & Young LLP during the years ended December 31, 2023 and 2022.

	2023	2022
Audit fees	$3,205,735	$2,096,800
Audit-related fees	237,800	492,500
Tax Fees	1,751,938	1,534,006
Total	$5,195,473	$4,123,306
Audit Fees
Audit fees consist of fees billed to the Company and its consolidated subsidiaries by EY for the audits of the Company’s annual consolidated financial statements, reviews of the Company’s consolidated interim financial statements, and services that are normally provided by Ernst & Young in connection with statutory and regulatory filings or engagements.
Audit Related Fees
Audit-related fees consist of fees billed to the Company and its consolidated subsidiaries by EY for permissible advisory services related to the Company’s servicing and securitization transactions.
Tax Fees
Tax fees consist of fees billed to the Company and its consolidated subsidiaries by Ernst & Young LLP for professional services rendered by Ernst & Young LLP for corporate tax compliance, planning and advisory services. Tax compliance fees totaled $1,222,440 and $1,491,743 for 2023 and 2022, respectively. Tax planning and advisory fees totaled $529,498 and $42,264 for 2023 and 2022, respectively.
Audit Committee Pre-Approval
In accordance with its written charter, the Audit Committee is responsible for the pre-approval of all audit and non-audit services performed by the independent registered public accounting firm. The Audit Committee approved all of the fees above. In reviewing and approving audit and non-audit service fees, the Audit Committee considers several factors, including the scope and quality of work, as well as an assessment of the impact on auditor independence of non-audit fees and services. Throughout the fiscal year, the Audit Committee is given regular updates regarding audit related and non-audit related fees.

48

Report of the Audit Committee of the Board
Our management is primarily responsible for loanDepot’s internal control and financial reporting process. Our independent registered public accounting firm, Ernst & Young LLP, is responsible for performing an independent audit of loanDepot’s consolidated financial statements and issuing opinions on the conformity of those audited financial statements with United States generally accepted accounting principles and the effectiveness of loanDepot’s internal control over financial reporting. The Audit Committee monitors loanDepot’s financial reporting process and reports to the Board on its findings. In this context, the Audit Committee hereby reports as follows:
1.The Audit Committee has reviewed and discussed the audited financial statements with loanDepot’s management.
2.The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed under the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission.
3.The Audit Committee has received from the independent registered public accounting firm the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm its independence.
4.Based on the review and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in loanDepot’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE John Dorman (Chair) Dawn Lepore Steven Ozonian Pamela Patenaude

49

Proposal No. 3: Advisory Vote to Approve the Compensation of Our Named Executive Officers
Our Board and Compensation Committee are committed to executive compensation programs that align the interests of our executives with those of our stockholders.
The Executive Compensation portion of this proxy statement contains information with respect to our compensation program for our named executive officers for fiscal 2023. We believe that we maintain a compensation program deserving of stockholder support. Accordingly, the Board recommends stockholder approval of the compensation of our named executive officers as disclosed in this proxy statement.
As an advisory vote in accordance with Section 14A of the Exchange Act, this proposal is not binding on loanDepot, the Board, or the Compensation Committee. However, the Compensation Committee and the Board value the opinions expressed by our stockholders in their votes on this proposal and will consider the outcome of the vote when making future compensation decisions regarding our named executive officers. We anticipate holding the next advisory vote to approve executive compensation of our named executive officers next year.
Recommendation of the Board
Our Board recommends a vote FOR the approval of the following resolution:
“RESOLVED, that the stockholders approve, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers for the fiscal year ended December 31, 2023, as described in the compensation tables and narrative discussion accompanying such compensation table, in this Proxy Statement.”

50

Frequently Asked Questions
Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?
Under rules adopted by the U.S. Securities and Exchange Commission (“SEC”), we are furnishing proxy materials to our stockholders online at www.proxyvote.com, rather than mailing printed copies of our proxy materials. We believe that this process expedites stockholders’ receipt of these materials, lowers the costs of our Annual Meeting and helps to conserve natural resources. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive printed copies of the proxy materials unless you request them. Instead, the notice will contain instructions on how to access and review the proxy materials online, including this proxy statement and our annual report on Form 10-K for the fiscal year ended December 31, 2023, as well as the proxy card to vote online. If you would like printed copies of the proxy materials, please follow the instructions on the notice.
How can I participate in the Annual Meeting?
Our 2024 Annual Meeting will be a completely virtual meeting of stockholders via live webcast. You are entitled to participate in the Annual Meeting only if you were a loanDepot stockholder as of the close of business on April 15, 2024 or if you hold a valid proxy for the Annual Meeting. You will be able to participate in the Annual Meeting of stockholders online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/LDI2024. You also will be able to vote your shares electronically at the Annual Meeting. To participate in the Annual Meeting, stockholders of record will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in street name and your voting instruction form indicates that you may vote those shares through www.proxyvote.com, then you may access, participate in and vote at the Annual Meeting with the 16-digit access code indicated on that voting instruction form. Otherwise, stockholders who hold their shares in street name should contact their bank, broker or other nominee (preferably at least five days before the Annual Meeting) and obtain a “legal proxy” in order to be able to attend, participate in or vote at the Annual Meeting.
The meeting webcast will begin promptly at 9:00 a.m., Pacific Time, on June 6, 2024. Online access will begin at 8:45 a.m., Pacific Time, and we encourage you to access the meeting prior to the start time.
How can I submit questions prior to the meeting?
You can submit questions in advance of the Annual Meeting, and access copies of our proxy statement and annual report, by visiting www.proxyvote.com. Questions timely submitted that comply with our rules of conduct during the meeting will be answered, time permitting, however, loanDepot reserves the right to edit or reject questions it deems profane or otherwise inappropriate. Detailed guidelines for submitting written questions during the meeting will be included in our rules of conduct, which are available at www.virtualshareholdermeeting.com/LDI2024.
What if I need technical assistance?
Beginning 15 minutes prior to the start of and during the virtual Annual Meeting, we will have a support team ready to assist stockholders with any technical difficulties they may have accessing or hearing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, you should call our support team at the phone number listed on the login page located at www.virtualshareholdermeeting.com/LDI2024.

51

Frequently Asked Questions
Voting Information
What Items will be voted on at the Annual Meeting?
There are three (3) proposals to be voted on at the Annual Meeting
1.To elect the two (2) Class III director nominees named in this proxy statement.
2.To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.
3.To approve, on a non-binding, advisory basis, the compensation of our named executive officers.
We do not anticipate any other matters will come before the Annual Meeting. If any other matter properly comes before the Annual Meeting, the proxy holders appointed by the Board will have discretion to vote on those matters.
How does the Board recommend stockholders vote on the three (3) proposals?
The Board recommends:
1.that you vote FOR each of the nominees in Proposal 1;
2.that you vote FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting form for the fiscal year ending December 31, 2024; and
3.that you vote FOR the approval, on a non-binding, advisory basis, the compensation of our named executive officers.
Who is entitled to vote and how many shares can I vote?
Each holder of common shares of loanDepot issued and outstanding as of the close of business on April 15, 2024, the record date for the Annual Meeting, is entitled to vote on all items being voted upon at the Annual Meeting as follows: (i) holders of LDI Class A Shares are entitled to one vote for each share held of record on all matters on which stockholders are entitled to vote generally; (ii) holders of shares of our Class C common stock are entitled to five votes for each share held of record on all matters on which stockholders are entitled to vote generally; and (iii) holders of shares of our Class D common stock are entitled to five votes for each share held of record on all matters on which stockholders are entitled to vote generally, all voting together as a single class. You may vote all shares owned by you as of the record date, including (i) shares held directly in your name as the registered stockholder, including shares purchased through our dividend reinvestment program and employee stock purchase plans, and shares held through our Direct Registration Service, and (ii) shares held for you as the beneficial owner through a broker, trustee or other nominee. On the record date, loanDepot, Inc. had approximately (i) 84,968,220 shares of Class A common stock issued and outstanding; (ii) 143,082,577 shares of Class C common stock issued and outstanding; and (iii) 97,026,671 shares of Class D common stock issued and outstanding. We have no shares of Class B common stock issued and outstanding.
How can I vote my shares during the Annual Meeting?
This year’s Annual Meeting will again be held entirely online to allow greater participation. Stockholders may participate in the Annual Meeting by visiting the following website:

52

Frequently Asked Questions
www.virtualshareholdermeeting.com/LDI2024. To participate in the Annual Meeting, you will need the 16-digit control number included on your proxy card, or on the instructions that accompanied your proxy materials. Shares held in your name as the registered stockholder may be voted electronically during the Annual Meeting. Shares for which you are the beneficial owner, but not the registered stockholder, also may be voted electronically during the Annual Meeting. Even if you plan to participate in the Annual Meeting online, we recommend that you also vote by proxy as described below so that your vote will be counted if you later decide not to participate in the Annual Meeting. Specifically, if your voting instruction form indicates that you may vote those shares through the www.virtualshareholdermeeting.com/LDI2024 website, then you may access, participate in, and vote at the Annual Meeting with the 16-digit access code indicated on that voting instruction form. Otherwise, if you own your shares beneficially (i.e., in street name), you should contact your bank, broker or other nominee (preferably at least 5 days before the Annual Meeting) and obtain a “legal proxy” in order to be able to attend, participate in, or vote at the Annual Meeting. Even if you plan to participate in the Annual Meeting online, we recommend that you also vote by proxy as described below so that your vote will be counted if you later decide not to participate in the Annual Meeting.
How can I vote my shares without participating in the Annual Meeting?
Whether you hold shares directly as the registered stockholder of record or through a broker, trustee, or other nominee as the beneficial owner, you may direct how your shares are voted without participating in the Annual Meeting. Beneficial owners should check their voting instruction form for how to vote in advance of the Annual Meeting. For registered stockholders of record, there are three ways to vote by proxy:
•By Internet—Stockholders who have received a paper copy of a proxy card by mail may submit proxies over the Internet by following the instructions on the proxy card.
•By Telephone—Stockholders of record who live in the United States or Canada may submit proxies by telephone by calling 1-800-690-6903.
•By Mail—Stockholders who have received a paper copy of a proxy card by mail may submit proxies by completing, signing, and dating their proxy card and mailing it in the accompanying pre-addressed envelope.
Stockholders of record who have received a proxy card by mail must have the control number that appears on their proxy card available when voting. Most stockholders who are beneficial owners of their shares living in the United States or Canada and who have received a voting instructions form by mail may vote via Internet or by phone by calling the number or going to the website specified in the voting instructions form provided by their broker, trustee, or nominee. Those stockholders should check the instructions for telephone voting availability. Those stockholders should check the instructions for telephone voting availability.
What is the deadline for voting my shares?
If you hold shares as the registered stockholder of record, your vote by proxy must be received before the Annual Meeting or you can vote at the Annual Meeting. If you are the beneficial owner of shares held through a broker, trustee, or other nominee, please follow the voting instructions provided by your broker, trustee or nominee.

53

Frequently Asked Questions
May I change my vote or revoke my proxy?
You may change your vote or revoke your proxy at any time prior to the vote during the Annual Meeting.
If you are the registered stockholder of record, you may change your vote by:
•granting a new, validly executed proxy bearing a later date (which automatically revokes the earlier proxy);
•providing a written notice of revocation to the Corporate Secretary at the address below in “–How may I obtain a copy of loanDepot’s 2023 Form 10-K and other financial information?” prior to your shares being voted; or
•voting your shares electronically during the Annual Meeting. Participation in the Annual Meeting alone will not cause your previously granted proxy to be revoked unless you specifically make that request.
For shares you hold beneficially in the name of a broker, trustee, or other nominee, you may change your vote by submitting new voting instructions to your broker, trustee, or nominee, or by participating in the meeting and electronically voting your shares during the Annual Meeting.
Is my vote confidential?
Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, either within loanDepot or to third parties, except:
(1)as necessary to meet applicable legal requirements;
(2)to allow for the tabulation of votes and certification of the vote; and
(3)to facilitate a successful proxy solicitation.
Occasionally, stockholders provide written comments on their proxy card, which are then forwarded to management.
How are votes counted, and what effect do abstentions and broker non-votes (as defined below) have on the proposals?

You may vote “FOR,” “AGAINST,” or “ABSTAIN” for any of the proposals (other than election of directors for which you can vote “FOR ALL,” “WITHHOLD ALL” or “FOR ALL EXCEPT”). For the election of directors, each director must be elected by a plurality of the votes cast. This means that the two nominees receiving the largest number of “for” votes will be elected as directors. We do not have cumulative voting. Votes “withheld” will not have any impact on election of directors.

Approval of proposals 2 and 3 requires the affirmative vote of a majority of the voting power of the shares present, in person or represented by proxy, and entitled to vote on the proposal. If you elect to abstain, the abstention will be counted as votes against Proposals 2 and 3.

Brokers holding shares must vote according to specific instructions they receive from the beneficial owners of those shares. If brokers do not receive specific instructions, brokers may in some cases vote the shares in their discretion, but are not permitted to vote on certain proposals and may elect not to vote on any of the proposals unless you provide voting instructions. If you do not provide voting instructions and the broker is able to vote on at least one matter but not on all matters, it will result in

54

Frequently Asked Questions
a “broker non-vote” for the matters on which the broker cannot vote. Broker non-votes, if any, will not impact the vote for any of the proposals (and we expect there to be no broker non-votes in respect of Proposal 2).
Annual Meeting Information
How many shares must be present or represented to conduct business at the Annual Meeting?
The quorum requirement for holding the Annual Meeting and transacting business is that holders of a majority of the voting power of the issued and outstanding shares of loanDepot common stock entitled to vote must be present in person or represented by proxy. Both abstentions and broker non-votes described previously in “– How are votes counted, and what effect do abstentions and broker non-votes (as defined below) have on the proposals?” are counted for the purpose of establishing a quorum at the Annual Meeting.
What happens if additional matters are presented at the Annual Meeting?
Other than the items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holder, Frank Martell and Gregory Smallwood, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting.
Who will serve as Inspector of Election?
The Inspector of Election will be a representative from Broadridge.
Where can I find the voting results of the Annual Meeting?
We intend to announce preliminary voting results at the Annual Meeting and publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days of the Annual Meeting.
Who will bear the cost of soliciting votes for the Annual Meeting?
loanDepot is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials and soliciting votes. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. We also will reimburse brokerage houses and other custodians, nominees, and fiduciaries for forwarding proxy and solicitation materials to stockholders.
I share an address with another stockholder, how do we change the number of proxy materials we receive?
Under the rules adopted by the SEC, we may deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any

55

Frequently Asked Questions
stockholder at the shared address to which a single copy of these documents were delivered. If you prefer to receive separate copies of the proxy statement or annual report, contact Broadridge Financial Solutions, Inc. by calling 1-866-540-7095 or in writing at 51 Mercedes Way, Edgewood, New York 11717, Attention: Householding Department.
In addition, if you currently are a stockholder who shares an address with another stockholder and would like to receive only one copy of future notices and proxy materials for your household, you may notify your Broker if your shares are held in a brokerage account or you may notify Broadridge if you hold registered shares. Registered stockholders may notify Broadridge Financial Solutions, Inc. at the above telephone number.
How may I obtain a copy of loanDepot’s 2023 Form 10-K and other financial information?
Stockholders can access the proxy statement and 2023 Annual Report on Form 10-K, on loanDepot’s Investor Relations website at: https://investors.loandepot.com/financials/Annual-Report-and-Proxy. We will promptly send a copy of these documents to you without charge upon request by mail to Corporate Secretary, loanDepot, 6561 Irvine Center Dr., Irvine, CA 92618, or by calling (949) 822-4074.
Stockholder Proposals, Director Nominations and Related Bylaw Provisions
What is the deadline to propose actions (other than director nominations) for consideration at next year’s annual meeting of stockholders?
You may submit proposals (other than director nominations) for consideration at future stockholder meetings. For a stockholder proposal to be considered for inclusion in our proxy statement for the Annual Meeting next year under Rule 14a-8 under the Exchange Act, the Corporate Secretary must receive the written proposal at our principal executive offices no later than the close of business on December 20, 2024. Such proposals also must comply with Rule 14a-8 requirements and regulations. Proposals should be addressed to: Corporate Secretary, loanDepot, 6561 Irvine Center Drive, Irvine, California, 92618.
For a stockholder proposal that is not intended to be included in our proxy statement for next year’s annual meeting under Rule 14a-8, the stockholder must provide the information required by our Bylaws and give timely notice to the Corporate Secretary in accordance with our Bylaws, which, in general, require that the notice be received by the Corporate Secretary:
•not earlier than the close of business on February 6, 2025; and
•not later than the close of business on March 8, 2025.
If the date of the stockholder meeting is moved more than 30 days before or 70 days after the anniversary of our annual meeting for the prior year, then notice of a stockholder proposal that is not intended to be included in our proxy statement under Rule 14a-8 must be received no earlier than the close of business 120 days prior to the meeting and not later than the close of business on the later of the following two dates:
•90 days prior to the meeting; and
•10 days after public announcement of the meeting date. Deadlines for the nomination of director candidates are discussed in “– How may I nominate individuals to serve as directors and what are the deadlines for director nominations?” below.

56

Frequently Asked Questions
For these purposes, “close of business” means 5:00 p.m. local time at the Company’s principal executive offices, and if an applicable deadline falls on the “close of business” on a day that is not a business day, then the applicable deadline shall be deemed to be the close of business on the immediately preceding business day. “Business day” means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York City are authorized or obligated by law or executive order to close.
How may I nominate individuals to serve as directors and what are the deadlines for director nominations?
Our Bylaws permit stockholders to nominate directors for consideration at an annual meeting. To nominate a director for consideration at an annual meeting, a nominating stockholder must provide the information required by our Bylaws (including information required under Rule 14a-19 under the Exchange Act) and give timely notice of the nomination to the Corporate Secretary in accordance with our Bylaws, and each nominee must meet the qualifications required by our Bylaws. To nominate a director for consideration at next year’s annual meeting, in general the notice must be received by the Corporate Secretary between the close of business (as specified above) on February 6, 2025 and the close of business on March 8, 2025, unless the annual meeting is moved by more than 30 days before or 70 days after the anniversary of the prior year’s annual meeting, in which case the deadline will be as described in “– What is the deadline to propose actions (other than director nominations) for consideration at next year’s annual meeting of stockholders?” above.

57

Appendix A: Reconciliation of GAAP to Non-GAAP Financial Measures
The Company reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP”). To provide investors with information in addition to our results as determined by GAAP, we disclose certain non-GAAP measures to assist investors in evaluating our financial results. We believe these non-GAAP measures provide useful information to investors regarding our results of operations because each measure assists both investors and management in analyzing and benchmarking the performance and value of our business. For additional details regarding the reconciliations of GAAP and non-GAAP financial measures below, see loanDepot, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2023,"Management Discussion and Analysis", Reconciliation of Non-GAAP Financial Measures.

Reconciliation of Net Income (Loss) to Adjusted Net Income (Loss) ($ in thousands) (Unaudited)	Year Ended
	Dec 31, 2023	Dec 31, 2022
Net loss attributable to loanDepot, Inc.	$(110,142)	$(273,020)
Net loss from the pro forma conversion of Class C common shares to Class A common stock (1)	(125,370)	(337,365)
Net loss	(235,512)	(610,385)
Adjustments to the benefit for income taxes(2)	32,872	92,337
Tax-effected net loss from the pro forma conversion of Class C common shares to Class A common stock	(202,640)	(518,048)
Change in fair value of servicing rights, net of hedging gains and losses(3)	45,692	(39,755)
Stock-based compensation expense	21,993	20,583
Restructuring charges(4)	11,811	25,126
Gain on extinguishment of debt	(1,690)	(10,528)
Loss on disposal of fixed assets	1,430	12,594
Goodwill impairment	—	40,736
Other impairment	925	17,500
Tax effect of adjustments(5)	(19,964)	(5,809)
Adjusted net loss	$(142,443)	$(457,601)

(1)Reflects net loss to Class A common stock and Class D common stock from the pro forma exchange of Class C common stock.
(2)loanDepot, Inc. is subject to federal, state and local income taxes. Adjustments to income tax benefit reflect the effective income tax rates below, and the pro forma assumption that loanDepot, Inc. owns 100% of LD Holdings.

	Year Ended
	Dec 31, 2023	Dec 31, 2022
Statutory U.S. federal income tax rate	21.00%	21.00%
State and local income taxes (net of federal benefit)	5.22%	6.37%
Effective income tax rate	26.22%	27.37%
(3)Represents the change in the fair value of servicing rights due to changes in valuation inputs or assumptions, net of gains or losses from derivatives hedging servicing rights.
(4)Reflects employee severance expense and professional services associated with restructuring efforts subsequent to the announcement of Vision 2025 in July 2022.
(5)Amounts represent the income tax effect using the aforementioned effective income tax rates, excluding certain discrete tax items.

58

LOANDEPOT, INC.
6561 IRVINE CENTER DRIVE
IRVINE, CA 92618

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 5, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/LDI2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 5, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V34470-P05693 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

LOANDEPOT, INC.

The Board of Directors recommends you vote FOR ALL of the following:

	For All	Withhold All	For All Except
1. Election of Class III Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Brian Golson
02) Anthony Hsieh

The Board of Directors recommends you vote FOR the following proposals:

NOTE: Such other matters as may properly come before the meeting or any adjournment or postponement thereof.

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). **If no direction is made but the proxy is properly executed, this proxy will be voted FOR nominees named in item 1, and FOR items 2 and 3**. If any other matters properly come before the meeting, the person named in this proxy will vote in their discretion.

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If the signer is a corporation, please sign in full corporate name by duly authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V34471-P05693

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS
JUNE 6, 2024

The stockholder(s) hereby appoint(s) Frank Martell and Gregory Smallwood, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of loanDepot, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 a.m., Pacific Time on June 6, 2024, virtually by live webcast at www.virtualshareholdermeeting.com/LDI2024, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE AND THE PROXY IS PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, AS SET FORTH ON THE REVERSE SIDE OF THIS BALLOT. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF STOCKHOLDERS OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF (INCLUDING, IF APPLICABLE, ON ANY MATTER WHICH THE BOARD OF DIRECTORS DID NOT KNOW WOULD BE PRESENTED AT THE ANNUAL MEETING OF STOCKHOLDERS BY A REASONABLE TIME BEFORE THE PROXY SOLICITATION WAS MADE OR FOR THE ELECTION OF A PERSON TO THE BOARD OF DIRECTORS IF ANY NOMINEE NAMED IN PROPOSAL 1 BECOMES UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE).

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE